As filed with the Securities and Exchange Commission on February 28, 2005

  Registration No. 2-90201

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

  REGISTRATION STATEMENT
  UNDER
  THE SECURITIES ACT OF 1933  ☒

  PRE-EFFECTIVE AMENDMENT NO.  ☐

  POST-EFFECTIVE AMENDMENT NO. 33  ☒

  AND/OR

  REGISTRATION STATEMENT

  UNDER

  THE INVESTMENT COMPANY ACT OF 1940  ☒

AMENDMENT NO. 34

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

(Exact name of registrant)

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

(Name of depositor)

320 Park Avenue New York, New York 10022-6839

(Address of Depositor's Principal Executive Office including zip code)

Depositor's telephone number, including area code: (212) 224-1600

Thomas L. Martin
Senior Vice President and Associate General Counsel
Mutual of America Life Insurance Company
320 Park Avenue
New York, New York 10022-6839

(Name and address of agent for service)

Approximate date of proposed public offering:
As soon as practicable after the effective date of the Registration Statement.

It is proposed that this filing will become effective (check appropriate space)

☐  immediately upon filing pursuant to paragraph (b) of Rule 485

☐  on (date) pursuant to paragraph (b) of Rule 485

☒  60 days after filing pursuant to paragraph (a) of Rule 485

☐  on (date) pursuant to paragraph (a) of Rule 485

CROSS-REFERENCE SHEET

(File No. 2-90201, TVIF Contracts)

	Form N-4 Item	Prospectus Caption
PART A

1.	Cover Page	Cover Page

2.	Definitions	Definitions We Use in this Prospectus

3.	Synopsis	Table of Annual Expenses

4.	Condensed Financial Information	Appendix A: Unit Value Information for the Separate Account Funds; Performance Information for the Separate Account Funds

5.	General Description of Registrant, Depositor, and Portfolio Companies	About Mutual of America and the Separate Account; Underlying Funds in which Our Separate Account Invests; Your Voting Rights for Meetings of the Underlying Funds; Administrative Matters

6.	Deductions	Table of Annual Expenses; Charges You Will Pay

7.	General Description of Variable Annuity Contracts	Purchasing a Contract and Making Contributions; Your Account Balance in the Separate Account Funds; Our General Account; Where to Contact Us and Give Us Instructions

8.	Annuity Period	You May Obtain an Annuity with Your Account Balance

9.	Death Benefit	Our Payment of Account Balance to You or a Beneficiary-Death Benefit during the Accumulation Period

10.	Purchases and Contract Value	Purchasing a Contract and Making Contributions; Your Account Balance in the Separate Account Funds; Our General Account

11.	Redemptions	Your Account Balance in the Separate Account Funds; Our Payment of Account Balance to You or a Beneficiary; Where to Contact Us and Give Us Instructions

12.	Taxes	Federal Tax Information

13.	Legal Proceedings	N/A (see Statement of Additional Information)

14.	Table of Contents of the Statement of Additional Information	Our Statement of Additional Information

Statement of Additional Information Caption
PART B

15.	Cover Page	Cover Page

16.	Table of Contents	Table of Contents

17.	General Information and History	N/A

18.	Services	N/A

19.	Purchases of Securities Being Offered	Distribution of the Contracts

20.	Underwriters	Distribution of the Contracts

21.	Calculation of Performance Data	Yield and Performance Information

22.	Annuity Payments	N/A

23.	Financial Statements	Financial Statements

PROSPECTUS

Variable Accumulation Annuity Contracts

(TDA, IRA, VEC AND FPA CONTRACTS)

Issued By

Mutual of America Life Insurance Company

320 Park Avenue, New York, New York 10022-6839.
Through its

Separate Account No. 2

The Contracts-We offer these group and individual variable accumulation annuity contracts (Contracts):

•  group Tax-Deferred Annuity Contracts (TDA Contracts);

•  Individual Retirement Annuity Contracts (IRA Contracts), including Traditional IRA, Roth IRA, SIMPLE IRA and SEP IRA Contracts; and

•  individual Flexible Premium Deferred Annuity Contracts (FPA Contracts).

We no longer offer our group Voluntary Employee Contribution (VEC) Contract, which we describe in Appendix C.

A Participant or you means an employee under a TDA Contract, a person to whom we have issued an IRA Contract or a person or entity to which we have issued an FPA Contract. A Contract can help you accumulate funds for retirement and other long-term financial needs. You may apply your Account Balance to provide fixed monthly Annuity Payments that begin at a future date.

Your Contributions-You may make Contributions in the amounts and at the frequency you choose (subject to certain minimums), and some of the Contracts permit your employer to make Contributions on your behalf. Under IRA and TDA Contracts, the amount of your Contributions and those of your employer are limited by Federal tax laws.

Investment Alternatives for Your Account Balance-You may allocate your Account Balance to any of the Funds of Mutual of America Separate Account No. 2 or to our General Account, unless your employer's Plan (if any) restricts allocations. You may transfer all or any part of your Account Balance among the available Investment Alternatives at any time, without charge. The Separate Account Funds invest in funds or portfolios of mutual funds (the Underlying Funds), which currently are:

•  Mutual of America Investment Corporation: Equity Index, All America, Mid-Cap Equity Index, Small Cap Value, Small Cap Growth, Mid Cap Value, Aggressive Equity*, Composite, Bond, Mid-Term Bond, Short-Term Bond, Money Market, Aggressive Allocation, Moderate Allocation and Conservative Allocation Funds;

•  Scudder Variable Series I: Capital Growth, Bond and International Portfolios;

•  Fidelity Investments® Variable Insurance Products Funds: Equity-Income, Contrafund and Asset Manager Portfolios;

•  Calvert Variable Series, Inc.: Calvert Social Balanced Portfolio; and

•  American Century Variable Portfolios, Inc.: American Century VP Capital Appreciation Fund

We do not guarantee the investment performance of any Separate Account Fund. You have the entire investment risk, including the risk of a decline in value, for amounts you allocate to a Separate Account Fund.

We pay a fixed rate of interest on your Account Balance in our General Account, and we change the rate from time to time. This Prospectus describes the Separate Account Fund Investment Alternatives, but there is a brief description of the General Account under "Our General Account".

Statement of Additional Information-You may obtain at no charge a Statement of Additional Information (an SAI), dated the same date as this Prospectus with additional information, about the Contracts and the Separate Account by writing to us at the address at the top of this page or by calling 1-800-468-3785. We have filed the SAI with the Securities and Exchange Commission ("SEC") and incorporate it into this Prospectus by reference. The table of contents for the SAI is at the end of this Prospectus for your review.

Prospectuses-You should read this Prospectus carefully before you purchase a Contract or decide to become a Participant and you should keep it for future reference. This Prospectus is not valid unless the prospectuses of the Underlying Funds, which you should also read, are attached to it.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Dated: May 1, 2005

* This Fund will be closed to new investments commencing on or about July 1, 2005 and may be restructured or liquidated.

This Prospectus does not offer the Contracts in any jurisdiction where we may not lawfully offer the Contracts for sale. We have not authorized any person to give any information or to make any representations about the Contracts or this offering other than those in this Prospectus. If you receive unauthorized information or representations, you must not rely on them in making any purchase decision.

TABLES OF ANNUAL EXPENSES

The following tables describe the fees and expenses that you will pay upon becoming a Participant, while you are a Participant, and upon transfer or surrender of your Account Balance.

I.  Transaction Expenses.  The first table describes fees and expenses you will pay when you buy a Contract or become a Participant, when you surrender your Contract or participation interest or when you transfer your Account Balance among Investment Alternatives. We do not impose sales charges at the time of purchase, deferred sales charges at the time of surrender, or charges for exchanges between Investment Alternatives.

	Current	Maximum
Participant Transaction Expenses
Sales Load on Purchases	0%	0%
Deferred Sales Load	0%	0%
Surrender Fees	0%	0%
Exchange Fees	0%	0%

II.  Annual Separate Account Expenses. The next table describes the fees and expenses you will pay periodically during the time that you are a Participant, not including Underlying Fund fees and expenses.

	Current		Current (Reduced Fees)(1)(4)		IRA/FPA Maximum		TDA Maximum
Annual Contract Fee	$24	(1)	$30		$24		$30
Loan Interest (TDA Contracts only)	3	%(2)	3%				3	%(2)
Separate Account Annual Expenses (as a percentage of average net assets)
Expense Risk Fee	.15%		.15%		see below		see below
Administrative Charges	.40	%(3)	.20	%(3)(4)	see below		see below
Distribution Expense Charge	.35%		.15	%(3)(4)	see below		see below
Total Separate Account Annual Expenses	.90%		.50%(3)(4)		2.00	%(4)	2.15	%(4)

(1)  You pay a monthly amount of $2.00, or 1/12 of 1.00% of your Account Balance for the month if that amount would be less than $2.00. An employer under a TDA Contract or a SEP-IRA or SIMPLE IRA Contract may elect to pay your monthly charges, in which case we do not deduct the monthly Participant charge. We waive the monthly charge for certain employer TDA and SEP Contracts with a certain level of assets or number of Participants with Account Balances. Commencing July 31, 2005, the $2.00 monthly participant charge, referred to on an annual basis as the Annual Contract Fee, will be waived on a monthly basis for every participant who elects to use e-documents (the "Waived Annual Contract Fee"). If a participant elects to use e-documents and later revokes that election, the waiver of the $2.00 monthly fee will be automatically revoked and the Annual Contract Fee will then be restored for future months.

(2)  This rate is an adjustable rate we declare from time to time. The TDA Loan rate will not exceed 3% above the interest rate we credit to your Account Balance held in the General Account as collateral security for the loan, nor will the Loan interest rate exceed the Moody's® Corporate Bond rate.

(3)  The investment adviser for the American Century VP Capital Appreciation Fund reimburses us at an annual rate of .25% for administrative expenses, and the transfer agent and distributor for the three Fidelity VIP Portfolios reimburse us at an annual rate of .10% for certain services we provide. We reduce the .40% administrative charges for the corresponding Separate Account Funds to the extent we receive reimbursements, so that the administrative charge for the American Century Fund is .15% and for the Fidelity VIP Funds is .30%. For plans eligible for the Reduced Fee, described below, the administrative change is 0% for the American Century VP Capital Fund (for Total Separate Account Annual Expenses of 0.25% for that Fund.) and the administrative charge is .10% for the Fidelity VIP Funds (for Total Separate Account Expenses of 0.40% for those Funds). For such plans, the distribution expense charge is .10% for the American Century VP Capital Appreciation Fund.

(4)  Separate Account Annual Expenses may be increased in the aggregate up to 2.00% for IRA and FPA Contracts and 2.15% for TDA Contracts. We presently have no plans to increase the .90% current Separate Account Annual Expense. We would notify Participants in advance of any fee change. Further, effective July 15, 2003 in regard to the Investment Company Money Market Fund only, so much or all of this annual expense (not to exceed 0.90%) as is required, has been waived during portions of 2003 and 2004 to prevent the total investment returns net of separate account expenses from producing a negative result. This waiver is not contractual and has been revoked because rising interest rates have made it unnecessary. Effective July 1, 2005, the Total Separate Account Annual Expenses will be reduced to a total of 0.50% ("Reduced Fee") for participants in plans with assets in the Separate Account of at least $2 million (measured on the last day of each calendar quarter for eligibility in the following quarter), where the employer is using Hotline Plus and making payments via Electronic Funds Transfer ("EFT"). After a plan has been determined to be eligible for the Reduced Fee, it must maintain assets of at least $1.8 million and continue to use Hotline Plus and EFT as of the last day of a calendar quarter in order to remain eligible for the Reduced Fee in the next succeeding quarter. The Reduced Fee is not available to Individual Retirement Annuity Contracts, including Flexible Premium Annuity, traditional IRA, Roth IRA, SIMPLE IRA and SEP IRA contracts. Loss of eligibility for failure to maintain at least $1.8 million in assets will occur irrespective of the cause of such failure, which can, for example, be the result of a large withdrawal from the plan or the result of poor investment performance of the Underlying Funds in which the Funds of the Separate Account invest.

III.  Underlying Fund Expenses. The next table shows the minimum and maximum total operating expenses charged by the Underlying Funds that you may pay during the time that you are a Participant. (Underlying Fund expenses may vary from year to year.) You should refer to the prospectus of each Underlying Fund for more details concerning the Underlying Fund's fees and expenses.

	Minimum	Maximum
Total Annual Underlying Fund Operating Expenses (expenses deducted from Underlying Fund assets, including management fees and other expenses, as a percentage of average net assets)
Before reimbursement	.20%	1.03%
After reimbursement(5)	.13%	1.03%

(5)  The investment adviser for the Investment Company has contractually agreed beginning as of January 1, 2003 to limit the expenses of each Investment Company Fund (excluding taxes, brokerage commissions, extraordinary expenses and other fees related to portfolio transactions) to its investment advisory fee. This obligation remains in effect for the year 2004 and will continue for each following year unless the adviser gives notice of termination within two weeks prior to the start of the calendar year. The Adviser has voluntarily limited the Funds' expenses since the inception of each Fund, prior to providing the contractual expense limitation commencing January 1, 2003.

Example

The Example below is intended to help you compare the cost of being a Participant with the cost of investing in other variable annuity contracts. These costs include Participant transaction expenses, Contract fees, Separate Account annual expenses and Underlying Fund fees and expenses. The Example assumes that you invest $10,000 under a Contract for the time periods indicated and that your investment has a 5% annual rate of return each year. The Examples also reflect the contractual expense reimbursements for the Investment Company Funds to the level of their advisory fees for one year.

We do not impose a surrender charge when you make a withdrawal of Account Balance. As a result, the expenses would be the same whether or not you surrender the Account Balance, or apply the Account Balance for the purchase of an annuity (annuitize), at the end of the applicable time period.

Example Based on Maximum Costs. This Example also assumes the maximum fees and expenses of any of the Underlying Funds during 2004 and a Separate Account annual expense of .90%. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$212	$669	$1,172	$2,667

We assumed a 5% annual rate of return in the example for illustration purposes. The 5% rate does not represent, and does not guarantee, the Separate Account Funds' past or future investment performance or the interest rate to be credited under the General Account. The example also assumed an annual contract fee of $11.75 per $10,000 of value in the Separate Account Fund, based on an average Account Balance of $20,434.

Accumulation Unit Values for the Separate Account Funds

For information about the Accumulation Unit values of each of the Separate Account Funds over a period of time, you should see Appendix A to this Prospectus. The Unit values reflect the investment performance and expenses of the Underlying Funds and the charges we assess on the assets of the Separate Account Funds. You may obtain a copy of the Separate Account's most recent semi-annual or annual financial statements by calling us at 1-800-468-3785.

SUMMARY OF INFORMATION IN THIS PROSPECTUS

The discussion below is a summary of information in the Prospectus. The references in the Summary direct you to particular sections in the Prospectus where you will find more detailed explanations.

Contracts We Offer

We offer the group and individual variable accumulation annuity contracts described in this Prospectus to assist with retirement and long-term financial planning. Refer to "Purchasing a Contract and Making Contributions-Purchase of a Contract; Participation." The three types of contracts are:

1.  Tax Deferred Annuity Contracts (TDA Contracts).

We issue TDA Contracts to Contractholders that have adopted plans under Section 403(b) of the Code. A Contractholder must be a tax-exempt organization under Section 501(c)(3) of the Code or an eligible public school or college, or an association that represents a Section 501(c)(3) tax-exempt organization or eligible public school or college or its employees.

You make Contributions under a TDA Contract through a voluntary salary reduction agreement with your employer. Under Section 403(b) of the Code, you may defer recognition of the Contributions you make by salary reduction, within certain limits, for Federal income tax purposes.

In addition to making Contributions by salary reduction or by a single sum transfer from a tax deferred annuity arrangement maintained under Section 403(b) or 403 (b)(7) of the Code, you may make Contributions by rollover of eligible distributions from eligible retirement plans if your employer's Plan and our Contract issued for the Plan permit rollovers. Amounts that you roll over will not be subject to the limitations on the amount of Contributions from salary reduction permitted during a tax year.

You should note that amounts you roll over to a Contract and earnings thereon will be subject to all restrictions under the Contract applicable to salary reduction Contributions, including restrictions on withdrawals prior to when you reach age 591/2. See "Our Payment of Account Balance to You or a Beneficiary-Your Right to Make Withdrawals, including by Specified Payments" and "Federal Tax Information-TDA and IRA Contracts-When No Penalty Tax is Due". We do not maintain separate records or account balances for Contributions from salary reduction and from any rollovers you make, or for earnings on those amounts.

2.  Individual Retirement Annuity Contracts (IRA Contracts).

Individuals may purchase IRA Contracts for retirement savings. A married individual who is not a wage earner may purchase an IRA Contract (a spousal IRA), and the individual's spouse (if a wage earner) may make Contributions on behalf of the non-wage earning spouse. Individuals who have adjusted gross income for Federal income tax purposes below certain levels are eligible to purchase Roth IRAs.

An individual may purchase an IRA Contract directly from us, and must designate whether the Contract is a Traditional IRA or a Roth IRA. An employee may purchase a SEP IRA Contract under a Simplified Employee Pension (SEP) or may purchase a SIMPLE IRA Contract under a Savings Incentive Match Plan for Employees (SIMPLE), if the individual's employer has established one of those plans.

For Federal income tax purposes:

•  You may be able to deduct Contributions under a Traditional IRA Contract or SEP IRA Contract, but there are limits on the amount that you may deduct and restrictions on who may deduct IRA contributions. Refer to "Federal Tax Information-Traditional IRA and SEP IRA Contracts-Deduction of Contributions from Gross Income".

•  You may not deduct Contributions under a Roth IRA for Federal income tax purposes.

•  You may exclude Contributions to a SIMPLE IRA from gross income, within certain limits.

Under an IRA Contract (other than a Roth IRA), you do not pay Federal income tax on the earnings from Contributions until you begin receiving Annuity Payments or otherwise withdraw all or a portion of your Account Balance. Under a Roth IRA, you may withdraw earnings tax-free if the Roth IRA Contract is at least five years old and you are 591/2 years old or older, or in certain other circumstances. Refer to "Federal Tax Information".

3.  Flexible Premium Annuity Contracts (FPA Contract).

Individuals may purchase FPA Contracts to accumulate assets for retirement. If you are an individual (not a corporation, for example), you make Contributions to an FPA Contract with "after-tax" dollars. In other words, you may not deduct or exclude the amount of the Contributions from your income for Federal income tax purposes. If you are an individual, you do not pay Federal taxes on the earnings on Contributions to an FPA Contract until you begin to receive Annuity Payments or otherwise withdraw all or a portion of your Account Balance, in most circumstances. Refer to "Federal Tax Information".

An employer may purchase FPA Contracts to serve as a depository for the employer's deferred compensation obligations to employees. There is no deferral of Federal income taxation of the earnings on Contributions for employers who purchase FPA Contracts for deferred compensation obligations or for other Contractholders who are not individuals. Refer to "Federal Tax Information".

Contributions during the Accumulation Period

You may make Contributions at whatever times you select, but the timing will be based on your payroll period if you make Contributions under a salary reduction or payroll deduction agreement with your employer. The Code limits the amount of Contributions to an IRA or TDA Contract, as described below. We may refuse to accept initial or subsequent Contributions when we deem it appropriate to do so, including because of anti-money laundering laws or regulations or other legal requirements.

In addition to making Contributions by salary reduction or by a single sum transfer from a tax deferred annuity arrangement maintained under Section 403(b) or 403 (b)(7) of the Code, you may make Contributions by rollover of eligible distributions from eligible retirement plans if your employer's Plan and our Contract issued for the Plan permit rollovers. Amounts that you roll over will not be subject to the limitations on the amount of Contributions from salary reduction permitted during a tax year.

You should note that amounts you roll over to a Contract and earnings thereon will be subject to all restrictions under the Contract applicable to salary reduction Contributions, including restrictions on withdrawals prior to when you reach age 591/2. See "Our Payment of Account Balance to You or a Beneficiary-Your Right to Make Withdrawals, including by Specified Payments" and "Federal Tax Information-TDA and IRA Contracts-When No Penalty Tax is Due". We do not maintain separate records or account balances for Contributions from salary reduction and from any rollovers you make, or for earnings on those amounts.

Minimum Required. We from time to time will establish the minimum Contribution that you may make under the Contracts. Currently, the minimum Contribution is $10, except that we currently waive the minimum for employer contributions under SEP IRAs and SIMPLE IRAs. Your Plan may require that your Contributions under a TDA Contract total $200 or more each year.

Who May Make Contributions.  The persons who may make Contributions, and the manner in which Contributions should be sent to us, are as follows.

•  Under an FPA Contract or under an IRA Contract other than a SIMPLE IRA, you may make Contributions directly to us.

•  Under an FPA Contract issued to an individual, under a Roth IRA, or under a Traditional IRA Contract, you may make Contributions through a payroll deduction agreement with your employer.

•  Under a TDA Contract or SIMPLE IRA Contract, you may make Contributions only by salary reduction agreement with your employer.

•  For both SEP IRAs and SIMPLE IRAs, the employer also may contribute amounts on your behalf, within the limits established by the Code.

•  Under a SIMPLE IRA, an employer must match certain Contributions by an employee or make a Contribution for each employee who is eligible to contribute under the SIMPLE.

We must receive each Contribution at our home office, along with sufficient information to identify the person and the Contract for whom the Contribution is made, before we can credit the Contribution to your Account Balance. If an employer sends us Contributions, we will apply the Contributions when we receive the amounts at our home office or receive them by electronic funds transfer, or wire transfer of Federal funds into our designated bank account. Refer to "Purchasing a Contract and Making Contributions-Payment of Contributions" and "Federal Tax Information".

TDA Contract-Limits on Amounts. The maximum annual Contributions under TDA Contracts are those amounts the Code permits for Plans. Refer to "Purchasing a Contract and Making Contributions-Payment of Contributions" and "Federal Tax Information".

IRA Contract-Limits on Amounts. The aggregate amount that you may contribute to a Traditional IRA, SEP IRA and/or Roth IRA Contract is limited under the Code. Your Contributions may be fully or partially deductible, depending on the level of your Federal adjusted gross income and the type of IRA Contract. Refer to "Purchasing a Contract and Making Contributions-Payment of Contributions" and "Federal Tax Information".

If you have reached the age of 701/2, you may no longer make Contributions (except by rollover from another IRA contract or eligible employer retirement plan) to a Traditional IRA or SEP IRA Contract. There is no Participant age limit for Contributions under a Roth IRA or a SIMPLE IRA, or for employer contributions to a SEP IRA.

FPA Contract-Limits on Amounts. There is no limit on the amount of Contributions that you may make to an FPA Contract if you are an individual.

Investment Alternatives for Your Account Balance

You may allocate Contributions among the Investment Alternatives (unless your Plan restricts use of any Alternative). You may change your allocation instructions at any time for future Contributions.

The General Account. We pay interest on the portion of your Account Balance you allocate to our General Account, at an effective annual yield equal to or greater than the minimum rate if any, set forth in your Contract. In our discretion, we change the current rate of interest from time to time. We have the full investment risk for amounts you allocate to the General Account. We sometimes refer to the General Account Investment Alternative as the Interest Accumulation Account.

This Prospectus serves as a disclosure document for the Separate Account Investment Alternatives under the Contracts. Refer to "Our General Account" for a brief description of the General Account.

The Separate Account. The Separate Account has Funds, or sub-accounts. The name of each Fund corresponds to the name of its Underlying Fund. When you allocate Contributions or transfer Account Balance to a Separate Account Fund, the Fund purchases shares in its Underlying Fund. A Separate Account Fund is called a "variable option", because you have the investment risk that your Account Balance in the Fund will increase or decrease based on the investment performance of the Underlying Fund.

Underlying Funds

The Separate Account Funds currently invest in twenty-three Underlying Funds, which have different investment objectives, investment policies and risks. You should refer to "Underlying Funds in which Our Separate Account Invests" for more information about the Underlying Funds' investment objectives, and to the prospectuses of the Underlying Funds that are attached to this Prospectus.

Charges under the Contracts

We deduct several charges from the net assets of each Separate Account Fund. Refer to "Charges You Will Pay". The charges include:

•  an administrative expense charge at an annual rate of 0.40% (except that currently the annual rate for the American Century VP Capital Appreciation Fund is 0.15% and the annual rate for the Funds that invest in the Fidelity Portfolios is 0.30%);

•  a charge at an annual rate of 0.35% for expenses related to the distribution of the Contracts; and

•  a charge at an annual rate of 0.15% for assuming certain expense risks under the Contracts.

Commencing July 1, 2005, the Total Separate Account Annual Expenses will be reduced to a total of 0.50% ("Reduced Fee") for participants in plans with assets in the Separate Account of at least $2 million (measured on the last day of each calendar quarter for eligibility in the following quarter) where the employer is using Hotline Plus and makes payments via electronic funds transfer ("EFT"). After a plan has been determined to be eligible for the Reduced Fee, it must maintain assets of at least $1.8 million and continue to use Hotline Plus and EFT as of the last day of the calendar quarter in order to remain eligible for the Reduced Fee in the next succeeding quarter. For those participants in plans that are eligible for the Reduced Fee, the charges include:

•  An administrative expense charge at an annual rate of 0.20% (except that the annual rate for the American Century VP Capital Appreciation Fund is 0%, with a Total Separate Account Expense for that Fund of 0.25%, and the annual rate for the Fidelity VIP Funds is 0.10% with a Total Separate Account Expense for those Funds of 0.40%;

•  a charge at an annual rate of 0.15% (0.10% for the American Century VP Capital Appreciation Fund) for expenses related to the distribution of the Contracts; and

•  a charge at an annual rate of 0.15% for assuming certain expense risks under the Contracts.

We also deduct from your Account Balance a monthly administrative expense charge. The charge is $2.00 if you have an Account Balance of $2,400 or more during the month, or 1/12 of 1% of the Account Balance (which will be less than $2.00) if your Account Balance is less than $2,400 in any month. Under SEP and TDA Contracts, if your employer uses our Hotline system we waive this charge each month your Employer's total Contract assets are $5 million or more or there are at least 500 Participants with Account Balances. Certain approved national, affiliated plans are aggregated for purposes of the $5 million total. Refer to "Charges You Will Pay-Administrative Charges".

Expenses of the Underlying Funds. A Separate Account Fund's value is based on the shares it owns of the Underlying Fund. As a result, the investment management fees and other expenses the Underlying Funds pay will impact the value of the Separate Account Funds. You should refer to the attached prospectuses of the Underlying Funds for a complete description of their expenses and deductions from net assets.

Access to Your Account Balance by Transfers, Withdrawals or Loans

During the Accumulation Period, you may transfer all or a portion of your Account Balance among the Investment Alternatives. If you have an outstanding loan under a TDA Contract, your Account Balance in the General Account after a transfer must be at least equal to the loan collateral security amount. Refer to "Our Payment of Account Balance to You or a Beneficiary-Your Right to Transfer Among Investment Alternatives". We do not assess a charge for transfers under the Contracts.

During the Accumulation Period, you may withdraw all or a portion of your Account Balance under all Contracts except TDA Contracts. A TDA Participant generally may not withdraw the Account Balance until the Participant has reached the age of 591/2, under restrictions in the Code and the TDA Contract. We may take up to seven days following receipt of your withdrawal request to process the request and mail a check to you or electronically transfer funds to your Bank account where available. Refer to "Our Payment of Account Balance to You or a Beneficiary-Your Right to Make Withdrawals, including by Specified Payments".

You may have taxable income upon any withdrawal of your Account Balance, except in the case of certain withdrawals from Roth IRA Contracts. You will be taxed at ordinary income tax rates on the amount withdrawn, except for the portion of the withdrawal that is considered to be a return of your after-tax Contributions (if any). The taxable portion of withdrawals, and in certain cases the nontaxable portion of withdrawals from Roth IRAs, may be subject to a 10% tax penalty, or 25% for SIMPLE IRAs in limited cases. The tax penalty is not due if you have reached the age of 591/2, are disabled or in certain other circumstances (including special rules for IRA Contracts). Refer to "Federal Tax Information".

The Code imposes minimum distribution requirements for IRA Contracts, other than Roth IRAs, and for TDA Contracts when you reach a certain age or in some other circumstances. You may be required to make partial withdrawals of Account Balance, or may choose to begin receiving Annuity Payments, to meet the minimum distribution requirements.

We make available a loan option under TDA Contracts. If you have a loan under a TDA Contract, we restrict your transfers or withdrawals from the General Account of the loan collateral security amount.

Our Specified Payments Option. You may instruct us to withdraw a certain amount (at least $100) each month from the Investment Alternatives you name. Under a TDA Contract, to elect this Option you must either have reached age 591/2 or terminated employment with the Plan sponsor if the TDA Contract is sponsored, after reaching age 55.

How to Make Allocation Changes, Transfers and Withdrawals

For employer-owned FPA Contracts, all transaction requests must be made in writing.

In Writing. You must give instructions on our forms to change your allocations among Investment Alternatives for future Contributions, to transfer your Account Balance among Investment Alternatives or to make any withdrawals of Account Balance. If you are married and under a TDA Plan, you may need the written consent of your Eligible Spouse for any withdrawal. Refer to "Where to Contact Us and Give Us Instructions".

By Telephone or Internet. Using a Personal Identification Number (PIN) we have assigned, you may call us at 1-800-468-3785 or visit our web site at www.mutualofamerica.com to obtain information about your Account Balance, to change allocation instructions among Investment Alternatives for future Contributions and to transfer your Account Balance among Investment Alternatives, except that you may not use our toll-free number or web site to place orders for the transfer of Account Balance to the Scudder International Fund. Transfers into the Scudder International Fund can be made only in writing and by United States Postal Service ("U.S.P.S.") regular mail to our Boca Raton Financial Transaction Processing Center. If you are a TDA Participant, you should make withdrawal requests to our Regional Office that services your Plan, and you may not make withdrawals by telephone or Internet. You may not request rollover of an IRA Contract by telephone or Internet. Refer to "Where to Contact Us and Give Us Instructions".

Our Home Office, Processing Center and Regional Offices. Our home office address is 320 Park Avenue, New York, New York 10022-6839. The address for our Financial Transaction Processing Center, where you must send requests for allocation changes or transfers among Investment Alternatives and written requests for transfer into the Scudder International Fund by U.S.P.S. regular mail, is 1150 Broken Sound Parkway NW, Boca Raton, FL 33487-3598. You may obtain the address for the Regional Office that provides other services for your Contract by calling 1-800-468-3785 or by visiting our web site at www.mutualofamerica.com.

Confirmation Statements. We will send you confirmation statements (which may be part of your quarterly statements) for your allocation changes (except those done over the Internet) and for your Contributions, transfers of Account Balance and withdrawals of Account Balance. You must promptly notify us of any error in a confirmation statement or you will give up your right to have us correct the error. Refer to "Administrative Matters-Confirmation Statements to Participants".

Note our policy on frequent purchases and redemptions under "Frequent Purchases and Redemptions".

Annuitants and Beneficiaries

Under a TDA Contract or IRA Contract, you must be the Annuitant. Under an FPA Contract issued to an individual, you may be the Annuitant or you may name another person as the Annuitant. Under an FPA Contract issued to an Employer as a depository for deferred compensation obligations to an employee, the employee will be the Annuitant. The Annuitant named in the application for a Contract may not be changed. You, or a Beneficiary who elects to receive a death benefit due in the form of an annuity, also may name a joint Annuitant. When electing annuity payments, you or a beneficiary beginning to receive death benefits also may name a joint Annuitant.

You may designate a Beneficiary or Beneficiaries to receive any death benefit due during the Accumulation Period or to receive any remaining payments (or their commuted value) due during the Annuity Period. You may change the Beneficiary by giving us written notice on a form we provide. A TDA Plan may provide that if you have an Eligible Spouse, your Eligible Spouse will be the Beneficiary unless the spouse has consented in writing to the designation of another Beneficiary. Refer to "Administrative Matters-Designation of Beneficiary".

Death Benefits during the Accumulation Period

If you were to die before the Annuity Commencement Date, we will pay a death benefit to your Beneficiary. Under an FPA Contract when you are not the Annuitant, we will pay the death benefit upon the first to occur of your death and the Annuitant's death.

The death benefit amount will be your Account Balance as of the date we receive proof of your death (or the death of the Annuitant, if different) and the election of the Beneficiary(ies) telling us how we should pay the death benefit. Unless the owner selected the death benefit, the Beneficiary selects the form of death benefit, which may be a single sum, a form of annuity or fixed payments. Under an FPA Contract when the owner is the Annuitant or an IRA

Contract, if your Eligible Spouse is the Beneficiary and the death benefit is due upon your death, your surviving spouse may be able to continue the Contract instead of receiving a death benefit. Refer to "Our Payment of Account Balance to You or a Beneficiary-Death Benefit during the Accumulation Period" and "Federal Tax Information-Estate Taxes; Tax Liability of Beneficiary for Death Benefit".

Annuity Commencement Date and Amount of Monthly Annuity Payment

Under IRA and TDA Contracts, the Annuity Commencement Date must be after you have reached the age of 55, and under FPA Contracts, the Annuity Commencement Date must be at least 12 months after the Contract issue date. For an FPA Contract issued to an employer to serve as a depository for the employer's deferred compensation obligations to an employee under an eligible 457(b) plan, the Annuity Commencement Date must be not later than when the employee reaches age 701/2 or the employee terminates employment with the employer, if later.

Annuity Payments will be fixed at the same amount every month and will be based on your Account Balance at the Annuity Commencement Date and the form of annuity you select. Each Contract contains tables of annuity purchase rates. We guarantee that the monthly amount of the Annuity Payment, for the form of annuity you select, will never be less favorable than the guaranteed rate in the Contract. Refer to"You May Obtain an Annuity with Your Account Balance". You may choose to make withdrawals of your Account Balance, instead of electing to receive Annuity Payments.

Forms of Annuity Available. We offer several forms of annuity, some of which have guaranteed minimum time periods for payments. If an Annuitant (and contingent annuitant if a joint and survivor annuity) dies before the minimum time period has ended, the Beneficiary will receive the remaining Annuity Payments due. A life annuity protects an Annuitant from outliving the source of income, since the payments continue for the life of the Annuitant.

You may select the annuity form when you designate the Annuity Commencement Date. A TDA Plan may require that if you are married, you will receive a joint and survivor annuity with your Eligible Spouse, unless the Eligible Spouse consents in writing to another form of annuity. Refer to "You May Obtain an Annuity with Your Account Balance-Available Forms of Annuity".

Cancellation Right

You may surrender for cancellation an IRA or FPA Contract or a TDA Certificate within ten days after you have received it (or within a longer period if your State requires it). We will refund all Contributions you allocated to the General Account, plus the value on the surrender date of your Account Balance allocated to the Separate Account, unless your State requires that all Contributions to the Separate Account be refunded.

ABOUT MUTUAL OF AMERICA AND THE SEPARATE ACCOUNT

We are obligated to pay all amounts required on the part of the insurer under the Contracts. We are a mutual life insurance company organized under the laws of the State of New York and we are authorized to transact business in 50 states and the District of Columbia. Our home office address is 320 Park Avenue, New York, New York 10022-6839. We were incorporated in 1945 as a nonprofit retirement association to provide retirement and other benefits for non-profit organizations and their employees in the health and welfare field. In 1978 we reorganized as a mutual life insurance company, and now serve for-profit organizations as well as not-for-profit organizations.

We provide group and individual life insurance, annuities and related services for the pension, retirement, and long-range savings needs of organizations, their employees and individuals including variable accumulation annuity contracts and variable life insurance policies. We invest the assets we derive from our business as permitted under applicable state law. As of December 31, 2004, we had total assets, on a consolidated basis, of approximately $__ billion. We are registered as a broker-dealer under the Securities Exchange Act of 1934, as an investment adviser under the Investment Advisers Act of 1940.

Our operations as a life insurance company are reviewed periodically by various independent rating agencies. These agencies publish their ratings. From time to time we reprint and distribute the rating reports in whole or in part, or summaries of them, to the public. The ratings concern our operation as a life insurance company and do not imply any guarantees of performance of the Separate Account.

Our Separate Account

We established the Separate Account under a resolution adopted by our Board of Directors on September 22, 1983. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (1940 Act). The SEC does not supervise the management or investment practices or policies of the Separate Account or Mutual of America. The 1940 Act, however, does regulate certain actions by the Separate Account.

We divide the Separate Account into distinct Funds. Each Fund invests its assets in an Underlying Fund, and the name of each Separate Account Fund reflects the name of the corresponding Underlying Fund. See, "Underlying Funds which in Our Separate Account Invests," below.

The assets of the Separate Account are our property. The Separate Account assets attributable to Participants' Account Balances and any other annuity contracts funded through the Separate Account cannot be charged with liabilities from other businesses that we conduct. The income, capital gains and capital losses of each Fund of the Separate Account are credited to, or charged against, the net assets held in that Fund. We separately determine each Fund's net assets, without regard to the income, capital gains and capital losses from any of the other Funds of the Separate Account or from any other business that we conduct.

The Separate Account and Mutual of America are subject to supervision and regulation by the Superintendent of Insurance of the State of New York, and by the insurance regulatory authorities of each State.

Other Variable Annuity Contracts We Issue

In addition to the Contracts described in this Prospectus, we offer other individual and group variable annuity contracts, some of which are not described in this Prospectus but which also participate in the Separate Account.

UNDERLYING FUNDS IN WHICH OUR SEPARATE ACCOUNT INVESTS

Below are summaries of the Underlying Funds' investment objectives and certain investment policies. The Underlying Funds may not achieve their objectives, and your Account Balance allocated to any of the Funds may decline in value. The Underlying Funds sell their shares to the separate accounts of insurance companies and may sell to qualified retirement plans; they do not offer shares for sale to the general public. Mutual of America Investment Corporation sells its shares only to Mutual of America Life Insurance Company separate accounts.

You will find more detailed information about the Underlying Funds in their current prospectuses, which are attached to this Prospectus. You should read each prospectus for a complete evaluation of the Underlying Funds, their investment objectives, principal investment strategies and the risks related to those strategies.

Shared and Mixed Fund Arrangements. Shares of the Underlying Funds currently are available to the separate accounts of a number of insurance companies for both variable annuity and variable life insurance products. The Board of Directors (or Trustees) of each Underlying Fund is responsible for monitoring that Fund for the existence of any material irreconcilable conflict between the interests of participants in all separate accounts that invest in the Fund. The Board must determine what action, if any, the Underlying Fund should take in response to an irreconcilable conflict. If we believe that a response does not sufficiently protect our Contractholders or Participants, we will take appropriate action, and we may modify or reduce the Investment Alternatives available to you.

Equity Index Fund of the Investment Company

The Equity Index Fund seeks to provide investment results that correspond to the performance of the Standard & Poor's 500 Composite Stock Price Index (the S&P 500® Index*). The Fund invests primarily in common stocks that are included in the S&P 500® Index.

All America Fund of the Investment Company

The All America Fund seeks to outperform the S&P 500® Index by investing in a diversified portfolio of primarily common stocks. The Fund invests approximately 60% of its assets (the Indexed Assets) to replicate, to the extent practicable, investment results that correspond to the performance of the S&P 500 Index. The Fund invests the remaining approximately 40% of its assets (the Active Assets) to seek to achieve a high level of total return, through both appreciation of capital and, to a lesser extent, current income, by means of a diversified portfolio of primarily common stocks with a broad exposure to the market.

Mid-Cap Equity Index Fund of the Investment Company

The Mid-Cap Equity Index Fund seeks to provide investment results that correspond to the performance of the S&P MidCap 400® Index.* The Fund invests primarily in common stocks that are included in the S&P MidCap 400® Index.

Aggressive Equity Fund of the Investment Company

The Aggressive Equity Fund seeks capital appreciation. The Fund invests in companies believed to possess above-average growth potential and in companies believed to possess valuable assets or whose securities are undervalued in the marketplace in relation to factors such as the company's assets, earnings or growth potential.

Note: This Fund will be closed to new investments commencing on or about July 1, 2005 and may be restructured or liquidated.

Small Cap Growth Fund of the Investment Company

The Small Cap Growth Fund seeks capital appreciation. The Fund seeks to meet its objective by investing in growth stocks issued by companies with small-size market capitalizations believed to possess above-average growth potential. At least 85% of the Fund's total assets will be invested in equity securities under normal market conditions and at least 80% of the Fund's total assets will be invested in small cap growth stocks.

Small Cap Value Fund of the Investment Company

The Small Cap Value Fund seeks capital appreciation. The Fund seeks to achieve its objective by investing in value stocks issued by companies with small-sized market capitalizations believed to be undervalued in the marketplace in relation to factors such as the company's assets, earnings or growth potential. At least 85% of the Fund's total assets will be invested in equity securities under normal market conditions and at least 80% of the Fund's total assets will be invested in small cap value stocks.

Mid Cap Value Fund of the Investment Company

The Mid Cap Value Fund seeks capital appreciation and, to a lesser extent, current income. The Fund seeks to achieve its objective by investing in value stocks issued by companies with mid-sized market capitalizations believed to be undervalued in the marketplace in relation to factors such as the company's assets, earnings or growth potential. At least 85% of the Fund's total assets will be invested in equity securities under normal market conditions and at least 80% of the Fund's total assets will be invested in mid cap value stocks.

Composite Fund of the Investment Company

The Composite Fund seeks to achieve capital appreciation and current income, by investing in a diversified portfolio of publicly-traded common stocks, debt securities and money market instruments. The Fund seeks to achieve long-term growth of its capital and increasing income by investments in common stock and other equity-type securities, and a high level of current income through investments in publicly-traded debt securities and money market instruments.

*  "Standard & Poor's", "S&P 500" and "S&P MidCap 400" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Adviser to the Investment Company. Standard & Poor's does not sponsor, endorse, sell or promote the Equity Index Fund, All America Fund or Mid-Cap Equity Index Fund. It has no obligation or liability for the sale or operation of the Funds and makes no representations as to the advisability of investing in the Funds.

Bond Fund of the Investment Company

The Bond Fund's primary investment objective is to provide as high a level of current income over time as is believed to be consistent with prudent investment risk. A secondary objective is preservation of capital. The Fund seeks to achieve its objective by investing primarily in investment-grade, publicly-traded debt securities, such as bonds, U.S. Government and agency securities, including mortgage-backed securities, and zero coupon securities.

Mid-Term Bond Fund of the Investment Company

The Mid-Term Bond Fund's primary investment objective is to provide as high a level of current income over time as is believed to be consistent with prudent investment risk. A secondary objective is preservation of capital. The average maturity of the Fund's securities holdings will be between three and seven years. The Fund seeks to achieve its objective by investing primarily in investment-grade, publicly-traded debt securities, such as bonds, U.S. Government and agency securities, including mortgage-backed securities, and zero coupon securities.

Short-Term Bond Fund of the Investment Company

The Short-Term Bond Fund's primary investment objective is to provide as high a level of current income over time as is believed to be consistent with prudent investment risk. A secondary objective is preservation of capital. The average maturity of the Fund's securities holdings will be between one and three years. The Fund seeks to achieve its objective by investing primarily in investment-grade, publicly-traded debt securities, such as bonds, U.S. Government and agency securities, including mortgage-backed securities, and in money market instruments.

Money Market Fund of the Investment Company

The Money Market Fund seeks the realization of current income to the extent consistent with the maintenance of liquidity, investment quality and stability of capital. The Fund invests only in money market instruments and other short-term securities. Neither the Federal Deposit Insurance Corporation nor any other U.S. government agency insures or guarantees the Separate Account's investments in shares of the Money Market Fund. Although the Fund seeks current income and preservation of capital within its guidelines, low market interest rates can result in risk to both of these objectives, particularly after fees and expenses of the separate account, the Investment Company, its Adviser and distributor are taken into account.

Aggressive Allocation Fund of the Investment Company

The Aggressive Allocation Fund seeks capital appreciation and, to a lesser extent, current income. It invests primarily in equity Funds of the Investment Company and also invests in fixed income Funds of the Investment Company. The Fund's current target allocation is 75% of net assets in equity Funds, with 45% in the Equity Index Fund, 20% in the Mid-Cap Equity Index Fund and 10% in the Aggressive Equity Fund (on or about July 1, 2005, the investment in the Aggressive Equity Fund will cease and thereafter approximately 5% will be invested in the Small Cap Value Fund and 5% in the Small Cap Growth Fund), and 25% of net assets in the Bond Fund.

Moderate Allocation Fund of the Investment Company

The Moderate Allocation Fund seeks current income and capital appreciation. It invests in both fixed income Funds of the Investment Company and equity Funds of the Investment Company. The Fund's current target allocation is 50% of net assets in fixed income Funds, with 30% in the Bond Fund and 20% in the Mid-Term Bond Fund, and 50% of net assets in equity Funds, with 35% in the Equity Index Fund and 15% in the Mid-Cap Equity Index Fund.

Conservative Allocation Fund of the Investment Company

The Conservative Allocation Fund seeks current income and, to a lesser extent, capital appreciation. It invests primarily in fixed income Funds of the Investment Company and also invests in equity Funds of the Investment Company. The Fund's current target allocation is 75% of net assets in fixed income Funds, with 30% in the Bond Fund, and 45% in the Mid-Term Bond Fund, and 25% of net assets in the Equity Index Fund.

Scudder Capital Growth Portfolio

The Scudder Capital Growth Portfolio seeks to maximize long-term capital growth through a broad and flexible investment program. The Portfolio invests at least 65% of total assets in common stocks of U.S. companies. Although the Portfolio can invest in companies of any size, it generally focuses on established companies that are similar in size to the companies in the S&P 500® Index. The portfolio manager chooses stocks of individual companies that have competitive positions, prospects for consistent growth, exceptional management and strong balance sheets.

Scudder Bond Portfolio

The Scudder Bond Portfolio seeks to provide a high level of income consistent with a high quality portfolio of debt securities by following program that emphasizes high-grade bonds. Under normal circumstances, the Portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in bonds of any maturity. The Portfolio may invest in many types of income-producing securities, among them corporate bonds (historically the backbone of the Portfolio), U.S. government and agency bonds and mortgage- and asset-backed securities. Generally, most are from U.S. issuers, but bonds of foreign issuers are permitted. The Portfolio may invest up to 25% of its assets in foreign debt securities. Up to 20% of the Portfolio can be invested in below investment grade securities of U.S. and foreign issuers, including investments in bonds of issuers located in countries with new or emerging securities markets.

Scudder International Portfolio

The Scudder International Portfolio seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. The portfolio invests primarily in common stocks of established companies, listed on foreign exchanges, which the portfolio management team believes have favorable characteristics. The portfolio will invest in companies in at least three different countries, excluding the United States.

Fidelity VIP Equity-Income Portfolio

The Fidelity Equity-Income Portfolio seeks reasonable income. The Fund will also consider the potential for capital appreciation. The Fund's goal is to achieve a yield which exceeds the composite yield on securities comprising the S&P 500®. The Fund normally invests at least 80% of its assets in equity securities and normally invests its assets primarily in income-producing equity securities. The Fund may also invest in other types of equity securities and debt securities, including lower-quality debt securities. The Fund may invest in securities of domestic and foreign issuers.

Fidelity VIP Contrafund® Portfolio

The Fidelity Contrafund Portfolio seeks long-term capital appreciation. The Fund normally invests its assets primarily in common stocks. The Fund invests in securities of companies whose value its Adviser believes is not fully recognized by the public. The Fund may invest in securities of domestic and foreign issuers. The Fund may invest in either "growth" stocks or "value" stocks or both.

Fidelity VIP Asset Manager(SM) Portfolio

The Fidelity Asset Manager Portfolio seeks high total return with reduced risk over the long-term by allocating its assets among stocks, bonds, and short-term instruments. The Fund's Adviser allocates the fund's assets among the following asset classes, or types of investments within the following investment parameters: 30-70% in stocks (equities), 20-60% in bonds (intermediate- to long-term debt securities) and 0-50% in short-term/money market instruments. The expected neutral mix will consist of 50% in stocks, 40% in bonds and 10% in short-term and money market instruments.

Calvert Social Balanced Portfolio

The Calvert Social Balanced Portfolio seeks to achieve a competitive total return through an actively managed portfolio of stocks, bonds and money market instruments that offer income and capital growth opportunity and satisfy the investment and social criteria established for the Portfolio. The Portfolio typically invests about 60% of its assets in stocks and 40% in bonds or other fixed-income investments.

American Century VP Capital Appreciation

The American Century VP Capital Appreciation Fund seeks capital growth over time by investing in companies whose earnings and revenues are growing at accelerating rates. The Fund invests mainly in the securities of medium-sized firms, although the Fund may purchase securities across all capitalization ranges. The Fund will usually purchase common stocks of U.S. and foreign companies, but it can purchase other types of securities as well, such as domestic and foreign preferred stocks, convertible securities, equity equivalent securities and investment grade debt obligations.

Shared and Mixed Fund Arrangements. Shares of the Underlying Funds currently are available to the separate accounts of a number of insurance companies for both variable annuity and variable life insurance products. The Board of Directors (or Trustees) of each Underlying Fund is responsible for monitoring that Fund for the existence of any material irreconcilable conflict between the interests of participants in all separate accounts that invest in the Fund. The Board must determine what action, if any, the Fund should take in response to an irreconcilable conflict. If we believe that a response does not sufficiently protect our Contractholders or Participants, we will take appropriate action, and we may modify or reduce the Investment Alternatives available to you.

Investment Advisers for the Underlying Funds

Mutual of America Investment Corporation: The Investment Company receives investment advice from Mutual of America Capital Management Corporation (the Adviser), an indirect wholly-owned subsidiary of Mutual of America. For the Active Assets of the All America Fund, the Adviser has entered into a subadvisory agreement with Oak Associates, Ltd. The subadviser provides investment advice for a portion of the All America Fund's net assets.

Scudder Variable Series I: The Scudder Capital Growth, Bond and International Portfolios receive investment advice from Deutsche Investment Management Americas Inc.

Fidelity Portfolios: The VIP Equity-Income, Contrafund and Asset Manager Portfolios receive investment advice from Fidelity Management & Research Company.

Calvert Social Balanced Portfolio: The Portfolio receives investment advice from Calvert Asset Management Company, Inc., which has entered into subadvisory agreements with Brown Capital Management, Inc. and SSgA Funds Management, Inc. for the equity portion of the Portfolio.

American Century VP Capital Appreciation Fund: The Fund receives investment advice from American Century Investment Management, Inc.

CHARGES YOU WILL PAY

Administrative Charges

We perform all administrative functions in connection with the Contracts, including receiving and allocating Contributions, making Annuity Payments as they become due, and preparing and filing all reports that the Separate Account is required to file. The expenses we incur for administrative functions include, but are not limited to, items such as state or other taxes, salaries, rent, postage, telephone, travel, office equipment, costs of outside legal, actuarial, accounting and other professional services, and costs associated with determining the unit values of the Separate Account Funds.

We may increase or decrease the daily and monthly administrative charges described below, subject to any limitations in the Contract or a Plan. Separate Account charges may not exceed 2.00% in the aggregate under IRA and FPA Contracts and 2.15% in the aggregate under TDA Contracts. The monthly Participant charge may not exceed $2 per month under IRA and FPA Contracts and $2.50 per month under TDA Contracts. The aggregate fees and charges we impose under the Contracts must be reasonable in relation to the services we provide, the expenses we expect to incur, and the risks we have assumed.

Separate Account Charge. We deduct, on each Valuation Day, from the value of the net assets in each Fund of the Separate Account a charge for administrative expenses.

•  For each Fund, the charge is at an annual rate of 0.40% (0.20% if the Reduced Fee is applicable), except that we reduce the administrative charge to the extent we receive a reimbursement for administrative expenses from an Underlying Fund's service provider.

•  For the Separate Account Fund that invests in the American Century VP Capital Appreciation Fund, the annual rate currently is 0.15% (0% if the Reduced Fee is applicable), because the adviser for the American Century VP Capital Appreciation Fund reimburses us at an annual rate of up to 0.25% for administrative expenses.

•  For the Funds that invest in the Fidelity Portfolios, the annual rate currently is 0.30% (0.10% if the Reduced Fee is applicable), because the transfer agent and distributor for the Fidelity Portfolios reimburse us at an aggregate annual rate of 0.10% for administrative expenses.

Participant Charge. We make an additional deduction for administrative expenses each month from each Participant's Account Balance, except that under a TDA Contract, the employer may elect to pay this charge on behalf of its Participants. The charge is $2.00 per month, except that we will reduce the charge to 1/12 of 1% if your Account Balance for the month is less than $2,400.

We waive the charge under SEP Plans for any month if:

•  Your employer uses our Hotline system and during that month the employer's Contract assets were at least $5 million or there were at least 500 Participants with Account Balances under the Contract. Certain approved national, affiliated plans are aggregated for purposes of the $5 million total.

We waive the charge under a TDA Contract for any month if:

•  You are paying the monthly charge under another TDA Contract or a 403(b) Thrift Contract with us; or

•  Your employer uses our Hotline system and during that month the employer's Contract assets were at least $5 million or there were at least 500 Participants with Account Balances under the Contract. Certain approved national, affiliated plans are aggregated for purposes of the $5 million total.

We deduct the monthly charge from your Account Balance allocated to the General Account, if any. If you do not have any Account Balance in the General Account, we will deduct the charge from your Account Balance allocated to one or more of the Separate Account Funds, in a prescribed order we have established. (See the Statement of Additional Information for the prescribed order.)

Distribution Expense Charge

As principal underwriter, we perform all distribution and sales functions and bear all distribution and sales expenses relative to the Contracts. These expenses include the payment of that portion of the salaries of our registered representatives attributable to the sale and distribution of Contracts, as well as expenses for preparation of sales literature and other promotional activities.

We deduct, on each Valuation Day, from the net assets in each Fund of the Separate Account a charge at an annual rate of 0.35% (0.15% if the Reduced Fee is applicable) to cover anticipated distribution expenses.

Expense Risk Charge

We assume certain expense risks under the Contracts. The expense risks we assume arise from our guarantees in the Contracts, including the limitations on administrative charges and our obligation to make Annuity Payments in accordance with annuity tables in the Contracts. We have estimated expenses we expect to incur over the term of the Contracts prior to annuitization and the lengthy period that we may make Annuity Payments. We assume the risk that expenses will be higher than we estimated.

For assuming the expense risks, on each Valuation Day we make a deduction at an annual rate of 0.15% of the net assets in each Fund, which is called the "Expense Risk Charge." We have the right to increase the "Expense Risk Charge" subject to the terms of the Contract.

Expenses of the Underlying Funds

Participants and the Separate Account Funds do not directly pay the advisory fees and other expenses of the Underlying Funds. These fees and expenses are deducted by the Underlying Funds and will impact the value of the shares the Separate Account Funds own.

Refer to "Table of Annual Expenses" in this Prospectus, which shows the expenses of the Underlying Funds for the most recent calendar year (estimated for the Asset Allocation Funds). The prospectuses of the Underlying Funds, which are attached to this Prospectus, contain a complete description of the Underlying Funds' fees and expenses.

PURCHASING A CONTRACT AND MAKING CONTRIBUTIONS

Customer Identification

We will require information from you, or your employer for a TDA Contract, necessary to properly identify owners of Contracts as required by the the USA PATRIOT Act of 2001, and other applicable laws & regulations.

In order to comply with Federal laws and regulations to prevent the funding of terrorism and money laundering activities, we may refuse to accept an initial Contribution, issue a Contract or effect subsequent transactions, including accepting additional Contributions. These actions will be taken at our sole discretion or when we are required or compelled to do so by a government authority or applicable law.

Purchase of a Contract; Participation

TDA Contract. We issue TDA Contracts to employers or other entities that are seeking a funding vehicle for group tax-sheltered annuity purchase arrangements established under Section 403(b) of the Code. Contractholders must be organizations that qualify for tax-exempt status under Section 501(c)(3) of the Code or are eligible public schools or colleges, or associations that represent such entities or their employees.

If you are an employee of an employer that has adopted a tax-sheltered annuity purchase arrangement funded by a TDA Contract, you may become a Participant by completing our enrollment form.

IRA Contract. We issue IRA Contracts to individuals, and each purchaser must complete the prescribed application. We require an initial Contribution of at least the minimum required amount, except for SEP IRA Contracts or SIMPLE IRA Contracts.

To purchase a Roth IRA, an individual must have Federal adjusted gross income below a certain level and must designate the Contract as a Roth IRA. To purchase a SEP IRA or SIMPLE IRA, the individual must be eligible to participate in the SEP or SIMPLE adopted by the individual's employer.

The Code provides for certain tax benefits for IRAs, and the purchase of our IRA Contract will not result in additional tax benefits for the purchaser.

FPA Contract. We issue FPA Contracts to individuals, and we also issue FPA Contracts to employers (including tax-exempt organizations) that may use the Contracts to accumulate funds to meet their deferred compensation obligations to employees. Each purchaser must complete the prescribed application and make an initial Contribution of at least the minimum required amount.

A person to whom we issue an FPA Contract, whether or not such person is the Annuitant, will be the owner of the Contract and will possess all the rights under the Contract. For example, the employer to whom we issue an FPA Contract for deferred compensation purposes is the owner of the Contract and may receive all payments under the Contract.

Acceptance of Initial IRA or FPA Contributions. When we receive your completed application or enrollment form, together with an initial Contribution (when required) and any other necessary information, we will accept the application and Contribution and issue the IRA or FPA Contract, or reject them, within two business days of receipt. If you did not properly complete the application, we will retain the Contribution for up to five business days (or for up to 30 calendar days with your permission) while we attempt to obtain the information necessary to complete the application. We will also reject applications which do not satisfy customer identification and verification procedures required by the USA PATRIOT Act of 2001.

Except in the case of TDA Contracts, if we do not receive your completed application or enrollment form within five business days, we will return the Contribution at the end of that period unless you consent to a longer period. We enter into agreements with employers that use our electronic processing system and that make Contributions to a SEP IRA or SIMPLE IRA or that have payroll deduction or salary reduction programs for the forwarding of application information and Contributions to us.

Cancellation of Contract. You may surrender a TDA Certificate, IRA Contract or FPA Contract for cancellation within ten days after receipt or such different period as provided by state law. We will refund all Contributions you allocated to the General Account, plus the value on the date of surrender of your Account Balance credited to the Separate Account. Several states, however, require that the amount of Contributions be refunded without deductions, and you should consult the Contract for applicable provisions. We will return to your employer any Contributions that were sent to us by your employer on your behalf.

Payment of Contributions

TDA Contracts. You make Contributions under a salary reduction arrangement you enter into with your employer. In addition, we also will accept on your behalf a single sum transfer from any tax-deferred annuity arrangement maintained under Section 403(b) of the Code or certain custodial accounts maintained under Section 403(b)(7) of the Code.

The amount of your Contributions may not be greater than the amount permitted under applicable Federal law (see "Federal Tax Information"). A Plan may require a minimum Contribution per year of $200 for each Participant. We will not accept Contributions for you for time periods after you have terminated participation under the Contract, you cease employment with the Contractholder, or if the TDA Contract has been discontinued.

IRA Contracts. The method of making Contributions depends on the type of IRA Contract.

•  For Traditional IRA, Roth IRA and SEP IRA Contracts, you may make Contributions directly to us.

•  Under a Traditional IRA Contract or Roth IRA Contract, you also may make Contributions under a payroll deduction agreement between you and your employer, where your employer forwards to us on your behalf the amounts deducted from your salary.

•  For a SIMPLE IRA Contract, you may make Contributions only by salary reduction under the SIMPLE adopted by your employer.

The Code limits the amount of your total Contributions (excluding rollovers) under a Traditional IRA, SEP IRA or Roth IRA Contract during a tax year to the lesser of $4,000 for the years 2005 through 2007 and $5,000 for years 2008 and 2009 (indexed for inflation in subsequent years) and 100% of your compensation for that year. Individuals who are age 50 or older by the end of the calendar year may make an additional contribution of $500 per year for 2005 and $1,000 per year for 2006 and later years.

The Code limits the amount of Contributions to a Roth IRA as follows:

•  A single individual with adjusted gross income of $95,000 or less, and a married individual who files a joint tax return with adjusted gross income of $150,000 or less, may contribute up to the applicable limit for a year to a Roth IRA. This amount is reduced by contributions to other IRAs during the tax year, other than salary reduction contributions to a SIMPLE and any rollover distributions.

•  The applicable Roth IRA contribution limit for a year declines in fixed amounts until it becomes zero for a single individual with adjusted gross income between $95,000 and $110,000 and for a married individual filing a joint return with adjusted gross income between $150,000 and $160,000.

The Code limits Participant Contributions to a SIMPLE IRA, as follows:

•  You may contribute up to $10,000 for 2005 (indexed for inflation in later years) or 100% of compensation if less. In addition, Participants who are age 50 or older may make an additional contribution of $2,000 for 2005, increasing in $500 increments each year through 2006 and indexed for inflation in later years.

•  If an individual has more than one employer, the maximum amount that an employee may contribute under a SIMPLE IRA and other salary reduction arrangements in any year is the applicable limit for a year for the salary reduction arrangements.

Code provisions also regulate an employer's Contributions to a SIMPLE IRA:

•  An employer generally must match an employee's contribution in an amount equal to 3% of the employee's compensation, but the employer may lower the percentage to as low as 1% for two years out of a five year period. The employer does not have to match additional contributions made by Participants age 50 or older.

•  Instead of matching a Contribution, the employer may make a "nonelective" Contribution to each Participant's SIMPLE IRA. The amount of the nonelective Contribution is equal to 2% of compensation for each eligible employee earning at least $5,000, whether or not the employee has made Contributions during the year. The maximum amount of compensation considered for each employee in this calculation is $205,000 for 2004 (to be adjusted for cost-of-living increases in the future). An employer must notify its employees of an election to reduce the percentage of the employer's matching Contributions or to make a nonelective Contribution instead of matching Contributions for the coming year.

Under a SEP, an employer can contribute to the employee's SEP IRA an amount up to 25% of the employee's compensation (with compensation limited to $205,000 for 2004, to be adjusted for inflation in future years), but not more than $41,000 for 2004. These limits may be reduced, however, by contributions that the employer makes to other tax-qualified plans for the employee.

At any age you may make Contributions to a Roth IRA, as long as you are eligible based on Federal adjusted gross income requirements. You may not make any Contributions to a Traditional IRA or SEP IRA Contract beginning in the tax year you reach age 701/2, with the following exceptions:

•  You may purchase an IRA Contract, or you may use an existing IRA Contract, to receive rollover Contributions from certain other plans, as described below, even after age 701/2.

•  An employer may make contributions for its employees under a SEP IRA or a SIMPLE IRA, and an employee may contribute to a SIMPLE IRA, after the employee has reached age 701/2.

You may make Contributions to an IRA Contract (other than a SIMPLE IRA) by rollover of eligible distributions from certain other pension or retirement arrangements that qualify for favorable tax treatment under the Code, under the following rules:

•  Generally, amounts that you roll over do not count against the limitations on the amount of Contributions during a tax year, except for the portion that represents Contributions made to an IRA of the same type for the same tax year as the rollover.

•  Qualified plans and arrangements include other IRA contracts, SEP IRAs and SIMPLE IRAs, tax-sheltered annuities under Code Section 403(b), pension and profit-sharing plans, including 401(k) plans, under Code Section 401(a) and eligible deferred compensation plans of a governmental employer under Code Section 457(b). (Withdrawals from a Section 457(b) plan if you have not yet reached age 591/2 are not subject to a 10% tax penalty, but withdrawals from an IRA or other eligible plan after rollover from a Section 457(b) plan are subject to this penalty.) Not all distributions from these plans and arrangements may be rolled over to an IRA Contract, and the tax implications of rolling over distributions may vary depending on federal tax rules that apply to the plan or arrangement. See "Federal Tax Information-Obtaining Tax Advice".

•  You may roll over amounts to a SIMPLE IRA only from another SIMPLE IRA.

Special rules apply for rollovers to a Roth IRA or for conversions from a Traditional IRA to a Roth IRA. If you have adjusted gross income of $100,000 or less for a tax year (and if you are married, do not file a separate Federal income tax return), you can roll over or "convert" a Traditional IRA to a Roth IRA Contract, subject to the following:

•  You may not directly transfer distributions from an employer-sponsored plan to a Roth IRA, but you may roll over eligible distributions first to a Traditional IRA and subsequently to a Roth IRA.

•  You must include in gross income amounts rolled over from a Traditional IRA to a Roth IRA (excluding "after-tax" Contributions), but no early withdrawal penalty applies to the taxable amount.

•  You will owe a penalty tax on withdrawals of amounts that were rolled over to a Roth IRA from a Traditional IRA if the withdrawal is made within five tax years after the rollover, even if the amount withdrawn is nontaxable. See "Federal Tax Information-Roth IRA Contracts-Special Penalty Tax on Withdrawals of Rollover or Conversion Contributions".

•  Individuals considering converting or rolling over a Traditional IRA to a Roth IRA should take into account various issues, including state and local tax consequences. See "Federal Tax Information-Obtaining Tax Advice."

In certain circumstances, Federal income tax law permits you to change or "recharacterize" the type of IRA contribution you made from a Roth IRA contribution to a Traditional IRA contribution or vice versa.

FPA Contract. You may make Contributions directly to us, or your employer may make Contributions to us on your behalf under a payroll deduction agreement. You may make Contributions at whatever intervals and in whatever amounts you select, except that each Contribution must be at least $10.

If an employer purchases an FPA Contract as a depository for employee deferred compensation obligations that do not constitute deferrals under an eligible deferred compensation plan as defined in Section 457(b) of the Code, there are no limits on the amount of compensation that employees may defer. However, if the employer is a tax-exempt entity, other than a church or a state or local government, amounts deferred under the employer's plan and held under the Contract are subject to a substantial risk of forfeiture as defined in Section 457(f) of the Code and to by claims of the employer's creditors.

If a tax-exempt organization purchases an FPA Contract as a depository for employee deferred compensation obligations in connection an eligible deferred compensation plan as defined in Section 457(f) of the Code, there are annual limits on the amount of total deferrals under the plan that may be made for employees. Contributions (total deferrals), which may be comprised of deferred salary amounts, employer contributions and/or other deferred compensation, for any employee during a calendar year are limited to the lesser of $14,000 for 2005 (increasing in annual increments of $1,000 until the limit reaches $15,000 in 2006 and indexed for cost of living adjustments thereafter) or 100% of the employee's includible compensation (as defined in the Code). Special "catch up" provisions during the last three years before an employee's normal retirement age under the plan may increase the annual limit to the lesser of double the otherwise applicable annual limit or the annual limit plus the aggregate amount unused by the employee under limits in prior years while eligible under the plan. Deferral limits for eligible deferred compensation plans are not reduced by contributions to other retirement plans or arrangements such as 403(b) plans, SEP-IRAs or SIMPLE IRAs or 401(k) plans. Amounts held under the Contract are subject to the claims of the employer's creditors until the Account Balance is distributed to an employee.

Allocation of Contributions

You may allocate Contributions among the Investment Alternatives, except that a TDA Plan may limit use of Separate Account Funds in some circumstances.

We receive your Contribution when your check is delivered to our home office or your employer transfers Federal funds into the bank account we have designated for the employer's use. We will allocate a Contribution when we receive it according to instructions sent with the Contribution, or if no instructions are sent, on the basis of your existing allocation election currently on our records.

You may change the allocation instructions for future Contributions from time to time. You should periodically review your allocations in light of market conditions and your retirement plans and needs.

YOUR ACCOUNT BALANCE IN THE SEPARATE ACCOUNT FUNDS

Accumulation Units in Separate Account Funds

We use Accumulation Units to represent Account Balances in each Separate Account Fund. We separately value the Accumulation Unit for each Fund of the Separate Account.

We determine your Account Balance in the Separate Account as of any Valuation Day by multiplying the number of Accumulation Units credited to you in each Fund of the Separate Account by the Accumulation Unit value of that Fund at the end of the Valuation Day.

Investment experience by the Separate Account Funds does not impact the number of Accumulation Units credited to your Account Balance. The value of an Accumulation Unit for a Fund, however, will change as a result of the Fund's investment experience, in the manner described below.

Calculation of Accumulation Unit Values

We determine Accumulation Unit values for the Funds as of the close of business on each Valuation Day (generally at the close of the New York Stock Exchange). A Valuation Period is from the close of a Valuation Day until the close of the next Valuation Day.

The dollar value of an Accumulation Unit for each Fund of the Separate Account will vary from Valuation Period to Valuation Period. The changes in Accumulation Unit values for the Separate Account Funds will reflect:

•  changes in the net asset values of the Underlying Funds, depending on the investment experience and expenses of the Underlying Funds, and

•  Separate Account charges under the Contracts, with the annual rates calculated as a daily charge. (See "Charges You Will Pay".)

You may refer to "Appendix A: Unit Value Information for the Separate Account Funds" in this Prospectus to review changes in Accumulation Unit values for each Fund over a period of time.

Accumulation Unit Values for Transactions

When you allocate Contributions to a Separate Account Fund or transfer any Account Balance to a Fund, we credit Accumulation Units to your Account Balance. When you withdraw or transfer any Account Balance from a Separate Account Fund, we cancel Accumulation Units from your Account Balance.

When you are a participant in a plan that becomes eligible for the Reduced Fee, we cancel, on the date the plan becomes eligible, Accumulation Units with a total value equal to your Account Balance in each Separate Account Fund, and credit your Account Balance with Accumulation Units based on the Reduced Fee ("Reduced Fee Accumulation Units") that have the same total value as the Accumulation Units that were canceled. Similarly, if your plan ceases to be eligible for the Reduced Fee, we would, on the date that plan becomes ineligible, cancel the Reduced Fee Accumulation Units and credit your Account Balance with Accumulation Units based on the regular fees that have that same total value.

The Accumulation Unit value for a transaction is the value for the Valuation Period during which we receive the Contribution or request. As a result, we will effect the transaction at the Accumulation Unit value we determine at the next close of a Valuation Day in the Valuation Period during which we receive a Contribution or request (generally the close of the New York Stock Exchange on that business day).

We calculate the number of Accumulation Units for a transaction by dividing the dollar amount you have allocated to, or withdrawn from, the Fund during the Valuation Period by the applicable Accumulation Unit value for the Fund for that Valuation Period. We round the resulting number of Accumulation Units to two decimal places.

OUR PAYMENT OF ACCOUNT BALANCE TO YOU OR A BENEFICIARY

Your Right to Transfer Among Investment Alternatives

You may transfer all or a portion of your Account Balance among Funds of the Separate Account, and between the Separate Account and the General Account, unless your Plan (if any) limits transfers. There are no tax consequences to you for transfers among Investment Alternatives. Your request for a transfer will not be binding on us until we receive all information necessary to process your request. We currently do not impose a charge for transfers but we reserve the right to impose a transfer charge on future transfers.

Your Right to Make Withdrawals, including by Specified Payments

Under an IRA or FPA Contract, you may withdraw your Account Balance in whole or in part, at any time during the Accumulation Period.

Under a TDA Contract, your right to withdraw all or any portion of your Account Balance is restricted by Federal tax law. If you are under age 591/2, you will not be able to withdraw your Account Balance, except in circumstances such as death or disability, hardship, or termination of employment. (There are special rules permitting withdrawal of Contributions made on or before January 1, 1989 and withdrawal of earnings and interest credited to your Account Balance by that date.) When you make a withdrawal for hardship, you may not withdraw post-1988 earnings or interest on your Contributions under a salary reduction agreement. In addition, consent of your Eligible Spouse may be required for withdrawals under TDA Contracts.

A full withdrawal results in a surrender of your IRA or FPA Contract or a termination of your participation under a TDA Contract. We may take up to seven days following receipt of your withdrawal request to process the request and mail a check to you or electronically transfer funds to your bank account where available.

Specified Payments Option. If you have reached age 591/2 or terminated employment with the Plan sponsor if the TDA Contract is sponsored after reaching age 55 under a TDA Contract, you may elect automatic withdrawals of your Account Balance. You must specify an amount, which may not be less than $100, and must tell us the Investment Alternatives from which the withdrawals should be taken. We will send the Specified Payments to you, except that we will send the Specified Payments to the Annuitant if you have an FPA Contract and have named someone else as the Annuitant.

When you are receiving Specified Payments under a TDA Contract, you may not make Contributions and your employer may not make Contributions on your behalf. When you are receiving Specified Payments under an IRA or FPA Contract, you may not make payroll deduction Contributions, but you (and your employer under an IRA) may make single sum Contributions. You also may transfer your Account Balance among Investment Alternatives and make other withdrawals when receiving Specified Payments.

Specified Payments will continue until the earliest of:

•  your death (or the Annuitant's death, if earlier, when you have an FPA Contract and someone else is the Annuitant);

•  our receipt of your written request to change or end the Specified Payments;

•  your Account Balance (or in any Investment Alternative that you have designated for withdrawals) declines so that the remaining balance is not large enough to cover the next Specified Payment due; or

•  your Annuity Commencement Date.

If you are subject to the minimum distribution rules under the Code, the Specified Payments for the year should at least total the minimum required annual distribution. (See "Federal Tax Information-Minimum Distributions Under TDA and IRA Contracts.")

Income Tax Consequences of Withdrawals. You should consider the possible Federal income tax consequences of any withdrawal, including withdrawals under the Specified Payments Option. You will be taxed at ordinary income tax rates on the portion of your withdrawal that is taxable. You will not be taxed on the amount of any Contributions you made with "after-tax" dollars, but there are special rules under the Code for determining whether a withdrawal, or portion of a withdrawal, will be considered a return to you of after-tax Contributions (see "Federal Tax Information").

Your withdrawals under a Roth IRA Contract that are made after the five year period beginning with the tax year in which the Roth IRA Contract was first issued are not taxable if:

•  you have reached age 591/2, or

•  the withdrawals are to pay for qualified first-time home buyer expenses of up to $10,000 per lifetime, or

•  you have died or become disabled.

A withdrawal that does not meet these requirements is nevertheless not taxable if it is not more than the amount of your Contributions to the Roth IRA and contributions to other Roth IRAs you own. See the discussion on
Roth IRA Contracts under "Federal Tax Information".

Penalty Tax on Taxable Portion of Withdrawals and on Certain Roth IRA Withdrawals. There is a 10% Federal penalty tax on the taxable amount of withdrawals you make during the Accumulation Period, unless

•  you have reached age 591/2,

•  you are disabled or have died,

•  the distributions are Annuity Payments over your life (or life expectancy) or over the joint lives (or joint life expectancies) of you and the Beneficiary, or

•  in certain other circumstances. See "Federal Tax Information for Participants" for a listing of other circumstances when the penalty tax is not applicable.

The 10% penalty tax you pay increases to 25% if you make a withdrawal from a SIMPLE IRA during the first two years of your participation in the employer's SIMPLE.

You may owe a 10% penalty tax on withdrawals of amounts that you converted or rolled over to a Roth IRA from a Traditional IRA, even though the withdrawal is tax-free to you. See "Federal Tax Information".

How to Tell Us an Amount to Transfer or Withdraw

To tell us the amount of your Account Balance to transfer or withdraw, you must specify to us:

•  the dollar amount to be taken from each Investment Alternative, or

•  for Separate Account Funds, the number of Accumulation Units to be transferred or withdrawn, or

•  the percentage of your Account Balance in a particular Investment Alternative to be transferred or withdrawn.

For transfers, you also must specify the Investment Alternative(s) to which you are moving the transferred amount. Your request for a transfer or withdrawal is not binding on us until we receive all information necessary to process your request on the required forms and, in the case of transfers into the Scudder International Fund, by U.S.P.S. regular mail to our Financial Transaction Processing Center. Refer to "Where to Contact us and Give us Instructions".

Loans under a TDA Contract

We make available a loan option under a TDA Contract. You have the right to borrow funds using your Account Balance as collateral security. The amount of the loan permitted is governed by Section 72(p) of the Code and the Contract terms.

You will be required to transfer an amount equal to 120% of the loan to serve as collateral security for your loan from the Separate Account to the General Account, unless you already have allocated the required Account Balance to the General Account. You must instruct us from which Investment Alternatives the transfer is to be made. We will not permit you to make withdrawals or transfers of the collateral security amount while the loan is outstanding.

The interest rate for the loan will not exceed 3% above the General Account interest rate (and in no event will exceed the Moody's® Corporate Bond rate as declared from time to time), and payments of principal and interest on the loan are due no less frequently than quarterly. There are no income tax consequences to you from obtaining a loan under the TDA Contract, unless you do not make repayments when they are due.

Death Benefit Prior to Annuity Commencement Date

We will pay a death benefit to your Beneficiary during the Accumulation Period (a) upon your death or, (b) under an FPA Contract when you are not the Annuitant, upon the death of either you or the Annuitant, whichever comes first. Under a TDA Contract, the employer's Plan may require you, if you are married, to have your Eligible Spouse as the Beneficiary, unless you designate a different Beneficiary with the written consent of your spouse. See "Administrative Matters-Designation of Beneficiary".

We will pay the death benefit after we have received at our Home Office:

•  due proof of your (or under an FPA Contract, the Annuitant's) death;

•  notification of election by the Beneficiary(ies) of the form of payment of the death benefit; and

•  all other information and documentation necessary for us to process the death benefit request.

The amount of the death benefit will be the value of your Account Balance as of the date on which we receive the items listed above less any outstanding loans and interest. Until then, your Account Balance will remain allocated as it was on the date of death. (If you were the Annuitant and your Eligible Spouse is the Beneficiary, special rules apply as described below).

Form of Payment of Death Benefit. The Beneficiary will elect the form of payment of death benefit, unless the Owner previously selected a form. Payout options include a lump sum or annuity payments, but the Code imposes special requirements on the payment of a death benefit, as described below. We will pay the death benefit in a single sum if an option has not been selected by the date the Code requires a payout.

In addition, Participants under IRA Contracts (other than Roth IRAs) and TDA Contracts are required to begin taking minimum distributions after they reach a certain age (called the Required Beginning Date), and certain requirements depend on whether the Participant had reached that age at the time of death. When minimum distribution requirements are applicable, they can be satisfied by withdrawals from other eligible IRA or TDA contracts, as the case may be. Beneficiaries should consult their tax advisers for any additional rules that may apply in their particular circumstances. See "Federal Tax Information-Minimum Distributions under TDA and IRA Contracts".

In general, any method of distribution that a Beneficiary selects must comply with one of the following.

(a)  Five Year Rule. The general rule is that we must pay the entire death benefit to the Beneficiary by December 31 of the year that is five calendar years after the year of the Participant's death (or Annuitant's death, if applicable), unless we pay the death benefit in accordance with (b) or (c) below.

(b)  Life Annuity Rule. If a Beneficiary selects a life annuity, the entire death benefit must generally be distributed to the Beneficiary in the form of Annuity Payments beginning no later than the end of the calendar year following the year of your (or the Annuitant's) death and which are payable over a period of time that is not more than the Beneficiary's life or life expectancy, whichever is longer.

(c)  Beneficiary is your Eligible Spouse. Your spouse may be able to continue an FPA or IRA Contract.

•  Under an FPA Contract when you are the owner and the Annuitant, your Eligible Spouse, if the sole Beneficiary, may choose to be considered as the Participant for purposes of determining when distributions must begin. In effect, your spouse can be substituted for you under the FPA Contract, and the death benefit distribution requirements will not apply until the spouse's death.

•  Under an IRA Contract, the spouse may use your Required Beginning Date for determining when minimum distributions must begin. Alternatively, the spouse may take over the IRA Contract and make Contributions to the Contract, in which case the minimum distribution rules will be based on the spouse's Required Beginning Date, and the death benefit distribution requirements will not apply until the spouse's death.

In addition to a single sum payment or annuity payments, we may offer additional forms of payment of death benefit to a Beneficiary as of the date a death benefit is payable. We will provide information to each Beneficiary of the available death benefit payment forms and resulting tax consequences.

Discontinuance of Contracts or Termination of Participation

Discontinuance of TDA Contracts. A Contractholder may discontinue a TDA Contract on the first of a month with at least 31 days notice to us. We may discontinue all or part of a Contract upon at least 31 days' notice to the Contractholder, during which time the Contractholder may cure any remediable defaults, if (1) the Contractholder does not follow the terms of the Contract, or (2) we determine that a modification of the Contract is necessary to comply with Federal or state requirements, including the Employee Retirement Income Security Act of 1974, as amended, and the Contractholder refuses to accept a substantially similar Contract we offer that incorporates that modification. We also have the right to discontinue a Contract if a Contractholder for an entire Plan Year does not send us any Contributions for Participants. When a TDA Contract is discontinued:

•  The Contractholder's obligations under the Contract continue, except that the Contractholder may not send us any more Contributions.

•  Amounts accumulated for Participants remain under the Contract, until withdrawn or transferred.

•  We may transfer all amounts accumulated under the Contract to another insurance company or other financial institution. A transfer will require the consent of Participants (and Beneficiaries if a death benefit has become payable). A Participant or Beneficiary who does not consent to the transfer may choose to leave the accumulated amounts on deposit with us, or may withdraw the amount in whole or in part (subject to any Federal tax law restrictions on withdrawals). The transfer to another insurance company or financial institution will be made no later than 90 days (or later date requested by the Contractholder) after we have received a written request from the Contractholder for the transfer, provided we have been furnished with all information necessary to effect the transfer, including individual consents.

Termination of Participation Under TDA Contracts. Your participation under a TDA Contract terminates if:

•  you are no longer eligible to participate under the Contract due to termination of employment with the Contractholder, including by death or retirement; or

•  you or the Contractholder gives us notice that you no longer desire to participate under the Contract; or

•  you do not make any Contributions for three consecutive years, your Account Balance is less than $2,000, and we elect to deem that a termination has occurred.

Contributions may no longer be made by you or on your behalf upon termination of your participation. Termination of participation will not deprive you of your Account Balance or change your rights to make transfers or withdrawals. Termination also will not prevent you from electing to receive Annuity Payments, or having a death benefit paid to your Beneficiary.

Termination of IRA and FPA Contracts. We may, in our sole discretion, return your Account Balance and terminate an IRA or FPA Contract prior to the Annuity Commencement Date. We may terminate an IRA Contract and may terminate an FPA Contract issued on our previously approved contract form (generally used prior to June 1, 2003), if:

•  you have not made Contributions for three consecutive years,

•  your Account Balance is less than the specified minimum for FPA Contracts of $500 and for IRA Contracts of either $2,000 or the amount needed to provide monthly Annuity Payments of at least $20 under the form of annuity you selected, and

•  you have reached the age 591/2.

We may terminate an FPA Contract on our new contract form (generally issued on or after June 1, 2003), if:

•  you have not made Contributions for three consecutive years, and

•  your Account Balance is less than $2,000.

Before we elect to terminate an IRA or FPA Contract, we will notify you of our intention to do so and provide a period of 90 days during which you may make additional Contributions to reach the specified minimum. We will pay your Account Balance to you in a single sum if we terminate your IRA or FPA Contract.

TDA Contracts-Notice of Amendment and Option to Discontinue. In certain instances, we will provide Contractholders with a written notice concerning an amendment of the Contracts, at least 60 days before the effective date of the amendment, along with an explanation of the amendment. We will advise that a Contractholder who does not want the amendment to apply may, within 60 days, elect to discontinue the Contract and not have the amendment apply by making a written request to Mutual of America and informing us of the insurance company or other financial institution to which amounts under the Contract should be transferred. Individual consents of Participants will be required for the transfer.

SEP and SIMPLE IRAs-Notice of Amendment and Option to Terminate. In certain instances, we will provide to Participants who have SEP or SIMPLE IRAs and to employers who have SEP or SIMPLE Plans a written notice concerning an amendment of the Contracts, at least 60 days before the effective date of the amendment, along with an explanation of the amendment. We will advise that a Participant who does not want the amendment to apply may, within 60 days, elect to terminate the Contract and not have the amendment apply.

When We May Postpone Payments

We will pay any amounts due from the Separate Account for a withdrawal (including a Specified Payments Option withdrawal), death benefit or termination, and will transfer any amount from the Separate Account to the General Account, within seven days, unless:

•  The New York Stock Exchange is closed for other than usual weekends or holidays, or trading on that Exchange is restricted as determined by the SEC; or

•  The SEC by order permits postponement for the protection of Participants; or

•  An emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.

In order to comply with Federal laws and regulations intended to deter money-laundering, terrorism or other suspicious activities, we may refuse to accept, or decline to implement, your withdrawal or transfer orders until it is legally permissible for us to do so.

YOU MAY OBTAIN AN ANNUITY WITH YOUR ACCOUNT BALANCE

Amount of Annuity Payments

At your Annuity Commencement Date, we will apply your Account Balance to purchase a stream of monthly Annuity Payments (an annuity). Once Annuity Payments have begun, you may no longer make Contributions, transfers or withdrawals under the Contract and your employer may no longer make Contributions on your behalf. You may elect to receive your Account Balance by making partial or full withdrawals, including under the Specified Payments Option, instead of receiving Annuity Payments.

We will fix the amount of each Annuity Payment and guarantee payment, according to the form of annuity you select. The amount of the Annuity Payments depends on the annuity form you choose, the applicable annuity purchase rates and your Account Balance. The life expectancy of the Annuitant(s) is a factor we use in determining the amount of the monthly Annuity Payments, if the form of annuity requires us to make payments for the life of the Annuitant (or joint lives of the Annuitant and joint annuitant).

We guarantee that the purchase rates we use to determine the amount of Annuity Payments will never be less favorable for you than the guaranteed rates in the Contract. We also guarantee that we will not increase expense charges under the Contracts for the Annuity Payments, regardless of our actual expenses.

We will issue to each Annuitant under a TDA Contract an individual certificate setting forth the amount and terms of payment of their annuity benefits. The benefits to which an IRA or FPA Contract Participant is entitled generally are set forth in the Contract we issue to you.

We will send Annuity Payments directly to Annuitants at their last known address, as filed with us by a Participant or Contractholder. If Annuity Payments are made in connection with an FPA Contract purchased by an employer to fund deferred compensation obligations under a plan adopted pursuant to Section 457(b) of the Code, all payments are payable to the employer, but the employer may specify where we should send the Annuity Payments. In such case, the employer may change the instruction at any time with respect to payments that have not yet been made.

Annuity Commencement Date

You must notify us in writing of the Annuity Commencement Date in advance, according to our procedures. For IRAs and SEP IRAs, we must receive notice of an election at least 30 days in advance.

TDA Contracts. You may elect an Annuity Commencement Date that is your:

•  normal retirement date (generally, when you reach age 65); or

•  early retirement date (up to 10 years before your normal retirement date, but you must be at least age 55); or

•  later retirement date (any time after your normal retirement date).

IRA Contracts. You may elect an Annuity Commencement Date that is the first day of any calendar month on or after the date you attain age 55. For SEP IRAs and SIMPLE IRAs, the Annuity Commencement Date must be no earlier than the last to occur of the following: the first day of the calendar month in which you attain age 55, the 30th day following the day you stop working for the employer that sponsors the SEP or SIMPLE, or the 30th day following the day that we receive at our home office the last employer contribution due under the SEP or SIMPLE.

FPA Contract. You may elect an Annuity Commencement Date that is the first day of any calendar month. The Annuity Commencement Date must be at least 12 months after the issue date of the FPA Contract. You may specify the Annuity Commencement Date in the application, and if no date is specified, the Annuity Commencement Date will be the later of the date the Annuitant reaches age 90 or the tenth anniversary after the Contract's Effective Date. If the FPA Contract was issued to an employer or trust to fund deferred compensation obligations for an employee (the Annuitant) under an eligible deferred compensation plan as defined in section 457(b) of the Code, the Annuity Commencement Date must not be later than the later of date the employee reaches age 701/2 or 30 days after the employee terminates employment with the employer.

Available Forms of Annuity

For a TDA Contract, an employer's Plan may contain these special rules for determining the annuity form:

•  If you have an Eligible Spouse on the Annuity Commencement Date, you will receive Annuity Payments in the Joint and 662/3% Survivor Life with Ten Year Period Certain form, as described below, with your Eligible Spouse as joint annuitant, unless you, no more than ninety days before the Annuity Commencement Date, select in writing one of the other annuity forms listed below and your Eligible Spouse consents to the form selected.

•  If you do not have an Eligible Spouse on the Annuity Commencement Date, you will receive Annuity Payments in the form of a 10 Years Certain and Continuous Annuity form, as described below, unless you, before the Annuity Commencement Date, select in writing a different annuity form.

Under an IRA or FPA Contract, you select the form of annuity at the time you designate an Annuity Commencement Date.

You may select a form of annuity from the following list. You will be the Annuitant, unless under an FPA Contract you named someone else as the Annuitant.

Life Annuity with Ten Years Period Certain. This annuity form provides for monthly Annuity Payments to the Annuitant during the Annuitant's lifetime, but if the Annuitant dies before the end of the ten year period, Annuity Payments will be paid to the Beneficiary until the end of the 10 year period. If no Beneficiary survives the Annuitant, we will pay the commuted value of any remaining Annuity Payments due to the Annuitant's estate, continuing until the later of the month of the Annuitant's death and the end of 10 years (the certain period). If the Annuitant dies before the end of the 10 year certain period, the Annuitant's Beneficiary will receive the monthly Annuity Payments until the end of the 10 year period. If the Beneficiary dies before the end of the 10 year period, we will pay the commuted value of the remaining Annuity Payments to the payee named by you.

Joint and 662/3% Survivor Life with Ten Year Period Certain Form. This annuity form provides for monthly Annuity Payments to the Annuitant during the Annuitant's lifetime and 662/3% of that monthly Annuity Payment to the joint annuitant after the Annuitant's death if the joint annuitant survives the Annuitant. If both the Annuitant and the joint annuitant die before the end of the ten year period, payments continue in the amount last paid until the end of ten years to the Beneficiary. If a person named as an Annuitant's joint annuitant dies prior to the Annuity Commencement Date, your election of this annuity form is cancelled automatically.

Full Cash Refund Form. This annuity form provides for monthly Annuity Payments to the Annuitant during the Annuitant's lifetime. If the aggregate amount of the monthly Annuity Payments that we made to the Annuitant is less than your Account Balance at the Annuity Commencement Date, we will pay the difference to the Beneficiary. If no Beneficiary survives the Annuitant, we will pay the amount due to the Annuitant's estate.

If a Beneficiary dies before all payments due have been made, we will pay the commuted value of the remaining annuity payments to the payee named by you or, if no payee has been named, to the Beneficiary's estate. We will calculate any commuted value on the basis of compound interest at a rate we determine that is consistent with the interest assumption for the annuity rates we used to determine the Annuity Payments.

In addition to the forms of annuity listed above, we may in our discretion offer additional forms of annuity as of your Annuity Commencement Date. As of the date of this Prospectus, we are offering the following additional forms of annuity and have the right to discontinue offering these forms at any time unless your Contract provides otherwise.

Life Annuity with Period Certain. Same as the Life Annuity with Ten Year Period Certain annuity above, except that the period may be for three or five years or for some other period we approve.

Joint and Survivor Life with Period Certain Annuity: Same as the Joint and Survivor Life with Ten Year Period Certain annuity above, except that the percentage to the joint annuitant may be 50%, 75% or 100%, rather than 662/3%, and the Period Certain may be different, as elected by the Annuitant.

Joint and Survivor Life Annuity. Same as the Joint and Survivor Life With Period Certain annuity above, except that payments will end upon the death of the survivor as between the Annuitant and the joint annuitant. There is no guaranteed minimum payment period.

Non-Refund Life Annuity. We make a monthly Annuity Payment until the death of the Annuitant. No amount is payable to any joint annuitant or Beneficiary.

Death Benefit after the Annuity Commencement Date

If an Annuitant (and the joint annuitant if the form is a joint annuity) dies on or after the Annuity Commencement Date, your Beneficiary will receive the death benefit (if any) provided by the form of annuity under which Annuity Payments were made. See "Available Forms of Annuity" above.

Single Sum for Small Annuity Payments

TDA Contracts. If your monthly Annuity Payment would be less than $20, or if you terminate employment and you are eligible for a benefit that would be less than $20 a month under the Ten Year Period Certain Form of Annuity (described above), we may elect to pay to you a single sum instead of providing Annuity Payments. The amount will be the Account Balance, except that we will not make a single sum payment if the amount due would exceed $5,000 (or such other maximum amount prescribed by law). We may make this payment on or before your Annuity Commencement Date.

IRA and FPA Contracts. Under IRA and FPA Contracts, if the annuity benefit payable would be less than $20 each month (or $50 each month for FPA Contracts issued generally on or after June 1, 2003), we may elect to pay the Account Balance in a single payment to the Annuitant.

OUR GENERAL ACCOUNT

Scope of Prospectus

We have not registered the Contracts under the Securities Act of 1933 for allocations to the General Account, nor is the General Account registered as an investment company under the 1940 Act. The staff of the SEC has not reviewed the disclosures in this Prospectus that relate to the General Account. Disclosures regarding the fixed portion of the Contracts and the General Account, however, generally are subject to certain provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This Prospectus serves as a disclosure document for the variable, or Separate Account, interests under the Contracts. For more details regarding the General Account, see the Contracts themselves.

General Description

Amounts you allocate to the General Account become part of our general assets. Our General Account supports our insurance and annuity obligations. The General Account consists of all of our general assets, other than those in the Separate Account and other segregated asset accounts.

We bear the full investment risk for all amounts that Participants allocate to the General Account. We have sole discretion to invest the assets of the General Account, subject to applicable law. Your allocation of your Account Balance to the General Account does not entitle you to share in the investment experience of the General Account.

We guarantee that we will credit interest to Participant Account Balances in the General Account at an effective annual yield equal to or greater than the minimum rate, if any, set forth in your Contract. In our sole discretion, we may credit a higher rate of interest to Participant Account Balances in the General Account, although we are not obligated to credit interest in excess of the minimum effective annual yield, if any, set forth in your Contract. We compound interest daily on Participant Account Balances in the General Account, to produce an effective annual yield that is equal to the stated interest rate. We will send you notice when we change the current rate.

For TDA Contracts, SEP and SIMPLE IRAs and payroll deduction IRA Contracts, when the employer uses electronic media, in compliance with our established rules and requirements, for the transmission and receipt of certain information regarding Participants, Contributions and other Contract information, and in certain other circumstances we reserve the right to credit a higher interest rate for amounts allocated to the General Account than the rate otherwise set.

You may refer to the additional information about our General Account's operations in Appendix B to this Prospectus.

Transfers and Withdrawals

You may transfer any portion of your Account Balance to or from the General Account and, to the extent permitted by the Code and the Plan, may withdraw any portion of your Account Balance from the General Account prior to the Annuity Commencement Date. See "Your Right to Transfer Among Investment Alternatives" and "Your Right to Make Withdrawals, including by Specified Payments" under "Our Payment of Account Balance to You or a Beneficiary". We have the right to delay transfers and withdrawals from the General Account for up to six months following the date that we receive the transaction request.

WHERE TO CONTACT US AND GIVE US INSTRUCTIONS

Transfers, Allocation Changes and Withdrawals by Telephone or Internet

You may make requests by telephone or Internet for transfers or withdrawals of Account Balance (except for transfers to the Scudder International Fund) or to change the Investment Alternatives to which we will allocate your future Contributions, except that we do not accept telephone or Internet requests for withdrawals under TDA, VEC, Roth IRA, any FPA Contract where the annuitant and owner are not the same person, or for IRA rollovers. On any Valuation Day, we will consider requests by telephone or Internet that we receive by 4 p.m. Eastern Time (or the close of the New York Stock Exchange, if earlier) as received that day. We will consider requests that we receive after 4 p.m. (or the Exchange close) as received the next Valuation Day.

You must use a Personal Identification Number (PIN) to make telephone or Internet requests. We will automatically send you a PIN, and your use of the PIN constitutes your agreement to use the PIN in accordance with our rules and requirements. To change or cancel the PIN that we have assigned, you may call our toll-free telephone number or follow the instructions on our website. A PIN cannot be cancelled on the website.

We reserve the right to suspend or terminate at any time the right of Participants to request transfers or reallocations by telephone or Internet. We also reserve the right not to accept powers of attorney or other trading authorizations granted by any Participant to a third party. Either telephone or Internet transactions may not be possible during periods of heavy usage or from time to time for technical reasons, and you should place your order by an alternate method during any such period.

Although our failure to follow reasonable procedures may result in liability for any losses due to unauthorized or fraudulent telephone or Internet transfers, we will not be liable for following instructions communicated by telephone or Internet that we reasonably believe to be genuine. We will confirm your Social Security number, check the PIN, record all telephone transactions and provide written confirmation of transactions except for allocation instruction changes made on the Internet.

Frequent Purchases and Redemptions of Fund Shares

The purpose of our Contracts is to assist with the accumulation of long-term retirement savings. Our Contracts are not intended to provide Contractowners and Participants with a means to engage in market timing through frequent transfers of their Account Balances in an attempt to take advantage of daily fluctuations in the securities markets.

Excessive frequent transfer practices designed to take advantage of short-term market changes may cause disruption to the efficient administration of portfolio management strategies and increase transaction costs. Under certain market conditions, such transfer practices can harm the investment performance of an Underlying Fund if it involves amounts which are substantial when compared to the net total Underlying Fund assets under management.

Each Underlying Fund has reserved the right to reject any aggregate purchase of Fund shares that it determines to be inconsistent with their Fund's policies and procedures relating to market timing. As such, there is also a risk that excessive frequent transfer practices by individual Contractowners and Participants could cause an Underlying Fund to reject a net purchase order from a Separate Account Fund on behalf of many Contractowners and Participants, thereby compromising our ability to carry out purchase and redemption orders of many of our Contractowners and Participants.

In consideration of the above, we have adopted and implemented the following policies and procedures with regard to frequent transfers.

Transfers into the Scudder International Fund can only be effected by Mail. Because of the time difference between the close of the United States securities markets and the close of international securities markets, the Scudder International Fund is more likely to be subject to market timing transfers than the other Funds. Accordingly, we have adopted a special administrative rule for transfers into the Scudder International Fund and for revocations of such transfer requests. You must send in writing, by U.S.P.S. regular mail, to our Financial Transaction Processing Center in Boca Raton, Florida, all requests for transfers into the Scudder International Fund or revocations of such transfer requests. We will not accept orders for transfers of your Account Balance to the Scudder International Fund or revocations of such transfer requests placed by any other means, including via our toll free 800 number or our internet web site, nor will we accept such transfer orders or revocations made in writing and delivered by fax, hand or express delivery service to our home office in New York City, any Regional Office or our Financial Transaction Processing Center. We will not accept U.S.P.S. regular mail transfer requests (or revocations of such transfer requests) into the Scudder International Fund which are received at the home office in New York City or any Regional Office. To obtain a form for making written transfer requests, you may call our toll free number, 1-800-468-3785. You may revoke an order for transfer into the Scudder International Fund only in writing sent by U.S.P.S. regular mail to our Financial Transaction Processing Center. You may continue to place orders for transfers out of the Scudder International Fund either in writing, by calling our toll-free number, or via our web site, www.mutualofamerica.com.

We reserve the right to modify or terminate the administrative rule for transfers to the Scudder International Fund and to extend the rule to other Funds. We also reserve the right to adopt additional rules that would apply to Contractowners and Participants who in our view are repeatedly engaging in short-term trading through transfers of all or a portion of their Account Balances in any of Separate Account Funds offered under our Contracts.

We work with the Underlying Funds to discourage Contractholders and Participants from engaging in excessive frequent transfers that could harm any Fund's investment performance. We periodically meet with the management of the Underlying Funds to discuss any factors that may materially impact investment performance of the Underlying Funds, including excessive frequent transfer activity, if any. We periodically request a description of the Underlying Funds' procedures and controls, used to identify any excessive frequent transfer activity and a report on whether any such activity might have an adverse effect on the investment performance of any of the Underlying Funds. We also request assurance that the Underlying Funds are correctly daily valuing their Funds and appropriately using Fair Value Pricing, where required.

We aggregate all daily purchase or redemption orders received from all Contractholders and Participants under the Contracts into a net purchase or redemption for shares of the Underlying Funds. We monitor such aggregate net daily purchase and redemption into or out of each Underlying Fund to make a determination, in our opinion, as to whether such aggregate net trading activity is material in relation to the total assets managed by each of the Underlying Funds, and if so, that could have an adverse impact on an Underlying Fund's investment performance based upon the total net assets under management. We reserve the right to look back up to thirty one days from any daily purchase or redemption activity in order to identify frequent transfer activity involving substantial amounts.

Depending on the nature of the net transfer activity, we will determine if there is frequent transfer activity conducted by the same Contractowners and Participants, which could adversely impact the investment performance of an Underlying Fund, in view of the total net assets of the Underlying Fund, or could cause an Underlying Fund to reject a net purchase order on behalf of all Contractowners and Participants. In addition, we review individual purchase and redemption requests involving substantial amounts by Contractowners and Participants. If, in our opinion, excessive frequent transfer activity involving material amounts could cause an adverse effect on the investment performance of an Underlying Fund or could cause an Underlying Fund to reject a net purchase order on behalf of all Contractowners and Participants, we will take such actions as are appropriate to discourage such activity from continuing, as noted below. We will:

•  contact the Contractowner or Participant and remind them that the Contracts are not designed to be used for such frequent transfers, request that such activity cease, and inform them that their use of the internet or the 800-line privileges for transfer activity will be suspended if the activity does not cease.

•  suspend the Contractowner's or Participant's internet and 800-line privileges for transfers and require that all future purchase and redemption requests be carried out solely via a signed, written request to initiate any transaction, to be sent to our Financial Transaction Processing Center in Boca Raton via U.S.P.S. regular mail (the "Regular U.S. Mail Rule").

•  reject a transfer request, in certain instances, consistent with applicable law, rule, and regulation.

These procedures are applied uniformly to all Contractowners and Participants, individually and in the aggregate, engaging in such frequent transfer activity involving substantial amounts. The Contracts seek to provide maximum flexibility to Contractowners and Participants in managing their long-term retirement savings and other benefits and to this end do not have "front end" charges on contributions or transfers, or "back end" surrender or redemption charges on transfers or withdrawals. The Contracts permit unlimited, no-fee transfers between and among our General Account and the Separate Account Funds. We have no arrangements with any person or entities to permit frequent transfer activity and no such arrangements are permitted. We have not set a restriction on the amounts or number of transactions allowed in a given period and have not established a minimum holding period other than as maybe applicable regarding the policies as noted above, nor have we set an exchange or redemption fee. As noted, the Underlying Funds have established their own internal restrictions or minimums.

There may be legal and technological limitations on our ability to impose restrictions or limitations on the transfer practices of our Contractholders and Participants. Consequently, our ability to discourage excessive frequent transfers that do not involve material or substantial amounts in the Separate Account Funds may be limited. The detection or deterrence of frequent transfer activity involves judgements that are inherently subjective. Accordingly, there is no assurance that we can restrict all transfer activity that may adversely affect Contractowners or Participants. There can be no assurance that frequent transfers in the Separate Account Funds will not occur.

Contacting Mutual of America

Our home office address is:

Mutual of America Life Insurance Company
320 Park Avenue
New York, New York 10022-6839

You can obtain the address of your Regional Office by calling our toll-free number, 1-800-468-3785 or by visiting our web site at www.mutualofamerica.com.

Participants and TDA Contractholders must send in writing all notices, requests and elections required or permitted under the Contracts, except that you may give certain instructions by telephone or over the Internet, as described below.

Where You Should Direct Requests

You may request an allocation change or a transfer of any portion of your Account Balance among Investment Alternatives (except for transfers to the Scudder International Fund) by calling 1-800-468-3785, visiting our web site at www.mutualofamerica.com or writing to our Financial Transaction Processing Center. You must send requests for transfer of Account Balance to the Scudder International Fund on our forms by U.S.P.S. regular mail to our Financial Transaction Processing Center. The address is:

Mutual of America Life Insurance Company
Financial Transaction Processing Center
1150 Broken Sound Parkway NW
Boca Raton, FL 33487-3598

For withdrawals, you must make your request according to our procedures, which we may change from time to time. Under our current procedures, you may make a withdrawal request:

•  under a traditional IRA Contract by writing to your Regional Office or by calling our toll-free number, except that a request for rollover to another IRA or for a withdrawal without withholding must be in writing,

•  under a Roth IRA, SEP IRA or SIMPLE IRA Contract by writing to your Regional Office,

•  under an FPA Contract by calling our toll-free number or writing to our Home Office,

•  under an employer owned FPA by writing to your Regional Office, and

•  under a TDA Contract by writing to your Regional Office.

You must use our forms to submit written requests to us and incomplete or unclear forms will be returned without action.

ADMINISTRATIVE MATTERS

Confirmation Statements to Participants

We will send you a confirmation statement each time you change your allocation instructions (except when you change them via our website), we receive a new Contribution from or for you, you transfer any portion of your Account Balance among the Investment Alternatives, the change in the number of Accumulation Units and the change in Accumulation Unit Values attributable to your plan becoming, or ceasing to be, eligible for the Reduced Fee, or you make a withdrawal. The confirmation for a new Contribution may be an individual statement for FPA and certain IRA Contracts or may be part of your next quarterly (or monthly, if applicable) account statement for TDA and certain IRA Contracts. You must notify us of any error in a statement within 30 days after the date we processed the change or transaction, or within 30 days after the end of the period covered by the quarterly (or monthly) statement that serves as the confirmation statement, or you will give up your right to have us correct the error.

Designation of Beneficiary

You may designate a Beneficiary, subject to any limits under a TDA Plan or the Code. You may change the Beneficiary while you are living, either before or after the Annuity Commencement Date, by providing us (or your employer when the employer has agreed to hold such information) with written notice of the change. The designation or change in designation will take effect when we (or your employer, if applicable) receive the notice, whether or not you are living at the time we receive the notice. We will not be liable for any payment or settlement we make before we receive the notice of Beneficiary or change of Beneficiary.

Some TDA Plans require that if a TDA Participant is legally married, the Beneficiary will be the Eligible Spouse unless we have received the Eligible Spouse's consent to permit another Beneficiary. The consent must:

•  be in writing,

•  be signed by the Eligible Spouse and witnessed either by a notary public or a Plan representative,

•  agree to your election to waive any qualified preretirement survivor annuity and qualified joint and survivor annuity forms of benefit that otherwise would be applicable, and

•  agree to the designation of a Beneficiary other than your Eligible Spouse.

If you want to make subsequent Beneficiary designations or selections of forms of annuity benefit, your Eligible Spouse must provide written consent in the same manner.

If no Beneficiary designated by you is living at the time of your death during the Accumulation Period (or the Annuitant under an FPA Contract, if different, dies during the Accumulation Period), or when the Annuitant dies (and the joint Annuitant, if any dies) during the Annuity Period, we will pay a single sum payment or the commuted value of any remaining periodic payments to a Beneficiary or Beneficiaries determined under the Contract. The Contract lists classes of Beneficiaries in an order of preference. We will pay the surviving family member(s) in the first class of Beneficiaries we find, in this order:

•  your spouse; your children; your parents; and your brothers and sisters.

If we do not find family members in these classes, we will pay the executors or administrators of your estate.

Certain Administrative Provisions

Assignment of Contracts. There are restrictions on assignments of the Contract or Participants' interests under the Contracts.

•  Contractholders and Participants under TDA and IRA Contracts may not assign or transfer the Contract or any rights under a Contract, except as otherwise required by law.

•  The Contractholder (owner) of an FPA Contract may assign the Contract. An assignment will not be binding on us until we have recorded it, and an assignment will not apply to payments we make before we record the assignment.

Modification or Amendment of Contracts. Our rights and obligations under a Contract cannot be changed or waived, unless one of our duly authorized officers signs a written agreement to the change or waiver. No amendment or endorsement will affect the amount or terms of any Annuity Payments we provide under a Contract that commenced before the amendment or endorsement. See "Our Payment of Account Balance to You or a Beneficiary-Discontinuance or Termination of Contracts or Participation."

•  We may change a TDA Contract at any time by amendment or replacement, upon not less than
31 days' written advance notice to the Contractholder, without the consent of any Participant or the consent of any other person who is or may become entitled to benefits under the Contract. Any change we make may not affect the amount or the terms of Annuity Payments that began before such change.

•  By accepting an IRA Contract, you delegate to us the power to amend or replace that Contract to conform it to the provisions of any law, regulations, or material administrative rulings pertaining to individual retirement annuities, and to make such other changes in the Contract that we determine from time to time are necessary or appropriate. If the effect would be to substantially change the costs or benefits under the Contract, we may not make changes without your consent.

Evidence of Survival. When payment of a benefit is contingent upon the survival of any person, we may require that evidence of that person's survival be furnished to us, either by personal endorsement of the check drawn for payment, or by other means satisfactory to us.

Misstatement of Information. If we pay a benefit under a Contract based on information that you or a Beneficiary misstated to us, we will recalculate the benefit when we learn of the misstatement. We will adjust the amount of the benefit payments, or the amount applied to provide the benefit, or both, to the proper amount we determine based on the corrected information.

If we underpaid benefits due to any misstatement, we will pay the amount of the underpayment in full with the next payment due under the Contract. If we overpaid any benefits due to a misstatement, we will deduct the overpayment to the extent possible from payments as they become due under the Contract. We will include interest on the amount of any underpayments or charge interest on overpayments, at the effective rate then required under State insurance law provisions.

Information and Determination. Contractholders and Participants, as appropriate, must furnish us with the facts and information that we may require for the operation of the Contract including, upon request, the original or photocopy of any pertinent records held by the Contractholder or Participant. A TDA Contractholder should report to us any determination that the Contractholder makes pursuant to the terms of the Plan, if any. We may rely on reports and other information furnished by Contractholders or Participants, and we are not obligated to inquire as to the accuracy or completeness of such reports and information.

Participation in Divisible Surplus

We are a mutual life insurance company and consequently have no stockholders. Contractholders or Participants share in our earnings with respect to amounts they allocate to our General Account. We can give no assurance as to the amount of divisible surplus, if any, that will be available for distribution under the Contracts in the future, and we do not anticipate that distributions will be made to the Contracts described in this Prospectus. Determination of surplus distributions is within the sole discretion of our Board of Directors.

FEDERAL TAX INFORMATION

For Federal income tax purposes, the Separate Account is not separate from us, and its operations are considered part of our operations. Under existing Federal income tax law, we do not pay taxes on the net investment income and realized capital gains earned by the Separate Account. We reserve the right, however, to make a deduction for taxes if in the future we must pay tax on the Separate Account's operations.

Obtaining Tax Advice

The description below of the current federal tax status and consequences for Participants under the Contracts does not cover every possible situation and is for information purposes only. Tax provisions and regulations may change at any time. Tax results may vary depending upon your individual situation, and special rules may apply to you in certain cases. You also may be subject to State and local taxes, which may not correspond to the Federal tax provisions. For these reasons, you or the Beneficiary should consult a qualified tax adviser for complete tax information, including advice concerning the form of IRA Contract to purchase and any State or local tax law limitations or other considerations.

This Prospectus does not discuss the requirements and limitations under the Code applicable to employers in establishing and maintaining SEPs and SIMPLEs or for the deductibility of employer contributions. Employers should consult their own qualified tax advisers for this information.

Payments Under Annuity Contracts Generally

Section 72 of the Code describes the income taxation of payments under annuity contracts, either during the accumulation period or after the annuity commencement date. We intend that the provisions of Section 72 will apply to payments we make under FPA and IRA Contracts issued directly to individual Participants or under TDA Contracts. Other provisions of the Code may apply to payments we make under an FPA Contract issued to an employer for its deferred compensation plan obligations.

Special Treatment for Withdrawals under Roth IRAs. The discussion below on the taxation of IRA Contract withdrawals is applicable to IRA Contracts, other than distributions from Roth IRA Contracts. Participants receive special tax treatment for withdrawals from Roth IRA Contracts, as discussed under "Roth IRA Contracts-Qualified Distributions" and "Roth IRA Contracts-Nonqualified Distributions; When Penalty Tax is Not Due".

General Rules for Withdrawals under Contracts other than Roth IRAs. The general rule is that you must receive a payment under a Contract or Plan in order to be subject to income taxation. If you are an individual, you do not include in gross income the interest and investment earnings we credit to your Account Balance until you withdraw or otherwise receive such amounts. If the owner of an FPA Contract is not a natural person, or if requirements of the Code relating to deferred compensation are not met, then the owner may be required to include in gross income the interest and investment earnings on amounts under the Contract.

When you receive a distribution or Annuity Payments, all or part of the payments will be taxable to you as ordinary income. An important factor in determining the taxable portion is whether you have an investment in the contract, which generally is the amount of after-tax Contributions (not deducted or excluded from gross income) that you have made and not previously withdrawn. You must report to the IRS the amount of your after-tax Contributions to an IRA Contract, other than for a Roth IRA, and you are responsible for determining the investment in the IRA Contract. See "Traditional IRA and SEP IRA Contracts-Deduction of Contributions from Gross Income".

The following are general concepts, and you should refer to the discussions below for your type of Contract.

•  If you do not have an investment in the contract, you must include in gross income the entire amount received during the tax year.

•  If you do have an investment in the contract, you may be able to exclude from gross income a portion of the Annuity Payments or other distribution received.

•  The amount you may exclude from gross income each year represents a partial return of your Contributions that were not tax deductible or excludable when made.

•  The exclusion ratio is a method of determining the percentage of a distribution that you may exclude from gross income for a tax year. The percentage you may exclude is calculated by dividing your investment in the contract by your expected return from the Contract.

•  The expected return is the present (or discounted) value of the Annuity Payments or other periodic payments we expect to make to you.

Distributions under an FPA Contract

Annuity Payments. If you begin to receive Annuity Payments, or another form of periodic payments such as an installment method for a fixed period or a fixed amount, you may apply the exclusion ratio method to determine the amount to exclude from gross income for the tax year of the distribution. After we make Annuity Payments or other periodic distributions for a sufficient period of time, you will receive back all of your investment in the contract. Thereafter, you must include in gross income the entire amount of the Annuity Payments or other periodic distributions, except that a Participant whose Annuity Commencement Date was before January 1, 1987 may continue to use the exclusion ratio method.

If an FPA Contract is not individually owned, including a Contract purchased by an employer to fund obligations under a 457 plan, earnings on Contributions are taxable each year to the Contractholder and the exclusion ratio method is not used to determine taxation of Annuity Payments and withdrawals. Special tax rules apply to distributions by employers to their employees of deferred amounts under 457 plans.

Withdrawals. If you make cash withdrawals, you may not use the exclusion ratio and may owe tax on up to the entire amount of the withdrawal. You must include in gross income the amount withdrawn to the extent that the value of the FPA Contract immediately before the withdrawal is greater than your investment in the contract. In effect, you must treat withdrawals as first being withdrawals of the increase in value under the Contract, and you are taxed on the entire amount of interest and earnings under the FPA Contract before you may recover the investment in the contract. A different method may be applicable for withdrawals under FPA Contracts issued on or before August 14, 1982 (see "Obtaining Tax Advice").

Single Sum Payments. If you receive a single sum payment, you must include in gross income, for the tax year in which you receive the lump sum, the difference between the amount of the single sum payment and the amount of your investment in the contract.

Distributions under TDA and IRA Contracts (other than Roth IRAs)

A TDA Participant who makes Contributions by salary reduction does not have any investment in the Contract. A Participant under an IRA Contract (other than a Roth IRA) who makes any "after-tax" Contributions will have an investment in the contract.

Annuity Payments. If you have an investment in the contract and begin to receive Annuity Payments, or another form of periodic payments such as an installment method for a fixed period or a fixed amount, you may apply the exclusion ratio method to determine the amount to exclude from gross income for the tax year of the distribution.

The exclusion ratio method continues to apply until you recover the investment in the contract. After that time, you will have to include the full amount of each Annuity Payment in gross income for each taxable year.

Withdrawals. If you receive amounts (that are not Annuity Payments) under an IRA (other than a Roth IRA) or TDA Contract and you have an investment in the contract, you generally may exclude a portion of the payments from gross income. You may exclude from gross income an amount determined by dividing your investment in the contract by your vested Account Balance as of the date of the distribution and multiplying by the amount of the distribution. The Internal Revenue Service may indicate another date for valuing your Account Balance for this purpose.

Single Sum Payments. If you receive a single lump sum payment of the Account Balance under an IRA (other than a Roth IRA) or TDA Contract, you must include in gross income, for the tax year in which you receive the payment, the difference between the amount of the payment and your investment in the contract, if any.

TDA Contracts-Exclusion of Contributions from Gross Income

We offer the TDA Contract for use with tax-sheltered annuity arrangements designed to meet the provisions of Section 403(b) of the Code. Under Section 403(b), Participants who are employees of public schools and organizations that are exempt from tax under Section 501(c)(3) of the Code may exclude from their gross income the Contributions applied to purchase annuity contracts on their behalf. This exclusion is subject to the following limits:

•  The aggregate Contributions per year for each employee cannot exceed the contribution limitation in Section 415(c) of the Code.

•  For Contributions under a salary reduction agreement, an additional limitation contained in
Section 402(g) of the Code is applicable.

Contributions that you may exclude usually are limited to the smaller amount under these provisions. In general, the limitations are as follows:

•  Contributions cannot exceed the lesser of $41,000 or 100% of your includible compensation, with compensation limited to $205,000 for 2004 (to be indexed for inflation in subsequent years);

•  Your contributions through salary reduction may not exceed $14,000 for 2005 (increasing in $1,000 increments each year through 2006 and indexed for inflation in future years). If a Plan permits, Participants who are age 50 or older by the end of the calendar year may make an additional contribution of $4,000 in 2005 (increasing in $1,000 increments through 2006 and indexed for inflation in later years). (A special "catch-up," available to employees with 15 or more years of service with certain qualifying employers who have not made maximum contributions in prior years, may increase that amount by up to $3,000 per year, to a maximum "catch-up" of $15,000.)

The limits described above apply to Contributions made under salary reduction agreements.

Traditional IRA and SEP IRA Contracts-Deduction of Contributions from Gross Income

You may deduct from gross income part or all of your Contributions to a Traditional or SEP IRA Contract up to a maximum of $4,000 per year for 2005 through 2007 and $5,000 per year for 2008 and 2009 (indexed for inflation in subsequent years) or 100% of annual compensation, whichever is less. Individuals who are age 50 or older may make an additional contribution of $500 per year through 2005 and $1,000 per year for 2006 and later years. The deductible amount depends on whether or not you participate (and if you are married, whether or not your spouse participates) in a pension, profit-sharing or 401(k) plan, a tax-sheltered annuity arrangement, a SEP, a SIMPLE or an eligible defined compensation plan described in section 457 of the Code (a pension arrangement) and, if so, on your Federal adjusted gross income (AGI).

•  If you are not married and do not participate in a pension arrangement, or if you are married and neither you nor your spouse participates in a pension arrangement, you may deduct the maximum deductible amount.

•  When (1) you (whether or not married) participate in a pension arrangement, or if you are married and do not participate in a pension arrangement but your spouse participates in a pension arrangement, and (2) you have AGI over a specified amount, then you either will not be able to deduct Contributions, or the amount that you may deduct will be reduced.

The maximum deductible amount was reduced in 2004 by a fraction, the denominator of which is $10,000 and the numerator of which is the amount of your AGI over $45,000 if not married, or over $65,000 if married and filing jointly (with these amounts increasing each year until 2005 for single taxpayers and 2007 for married taxpayers filing a joint return), or $0 if married and filing separately, except that the minimum deduction is $200 before it is reduced to $0 and reductions are rounded down to the nearest multiple of $10. As a result, you may not deduct Contributions under an IRA Contract once your AGI for 2004 reaches $55,000 if you are not married, or $75,000 if you are married and filing jointly (such amounts to increase each year until 2007) or $10,000 if married and filing separately.

•  If you are married, participate in a pension arrangement, and make Contributions to a spousal IRA of up to the applicable limit for a year (minus any amount the spouse contributes to an IRA for the same tax year) for a spouse who does not participate in a pension arrangement, you may deduct the Contribution to the spousal IRA from gross income if you and your spouse file a joint federal income tax return and your combined AGI is not more than $150,000. The deduction is reduced by multiplying the maximum deduction by a fraction, the denominator of which is $10,000 and the numerator of which is the amount of your AGI over $150,000, except that the minimum deduction is $200 before it is reduced to $0 at $160,000 AGI and reductions are rounded down to the nearest multiple of $10.

Non-Deductible Contributions. If you do not qualify to deduct all or part of your Contributions to an IRA under the above rules, you may still make non-deductible Contributions. The maximum non-deductible Contribution is $4,000 for the years 2005 through 2007, $5,000 for the years 2008 and 2009, and indexed for inflation in later years or 100% of annual compensation, whichever is less, reduced by the amount of your deductible contribution for the year and by any contribution you make to a Roth IRA, other than rollovers to a Roth IRA. If a Plan permits, Participants who are age 50 or older by the end of the calendar year may make an additional contribution of $500 each year through 2005 ($1,000 for the year 2006 and later years). You also may make non-deductible Contributions up to the applicable limit for a year to a spousal IRA for your spouse for any tax year, reduced by any contributions to an IRA (including a Roth IRA) made by your spouse for the same tax year and any deductible Contribution for the year. Excess Contributions may result in adverse income tax consequences to you.

If you make a non-deductible contribution to an IRA, you must report the amount of that contribution to the IRS when filing an income tax return for the year. You are responsible for maintaining your own records regarding non-deductible contributions. We will presume that all Contributions to our Traditional IRA and SEP IRA Contracts are deductible, including for tax reporting purposes. When we make distributions to you, it is your responsibility to make any appropriate adjustments when you report the distributions to the IRS on your income tax return for the year of distribution.

These limits on Contributions, however, do not apply to tax-free rollovers from other qualified retirement plans. (See "Purchasing a Contract and Making Contributions-Payment of Contributions".)

SIMPLE IRAs-Exclusion of Contributions from Gross Income; Rollover Limitation

You may exclude Contributions to a SIMPLE IRA from gross income for Federal income tax purposes in an amount up to $10,000 for 2005 (indexed for inflation in later years). Participants who are age 50 or older by the end of the calendar year may exclude an additional $2,000 in 2005 (increasing in $500 increments each year through 2006 and indexed for inflation in subsequent years). If your includible compensation is less than the applicable limit for a year, you are limited to 100% of your compensation.

During the first two years of participation in a SIMPLE, you may rollover amounts from a SIMPLE IRA only to another SIMPLE IRA. After the two year period, you may rollover amounts from a SIMPLE IRA to any IRA (other than a Roth IRA).

Penalty Taxes for Withdrawals

In addition to ordinary income taxation, Section 72 of the Code imposes a penalty tax on premature withdrawals, which are withdrawals before you have reached age 591/2. This penalty tax is equal to 10% of the amount of the premature withdrawal that you include in gross income. However, if you make any withdrawals from a SIMPLE IRA within the first two years of your participation in the employer's SIMPLE, the early withdrawal penalty tax increases to 25% from 10%. Other Federal income tax penalties may apply to amounts or withdrawals under IRA and TDA Contracts. See "Obtaining Tax Advice".

FPA Contracts-When No Penalty Tax is Due

The taxable amount of a withdrawal you make before you reach age 591/2 is not subject to a penalty tax if:

1.  You have died or become disabled;

2.  The withdrawal is part of a series of substantially equal periodic payments made over your life (or life expectancy) or over the joint lives (or joint life expectancies) of you and the Beneficiary;

3.  The withdrawn amount is attributable to Contributions made prior to August 14, 1982;

For premature payments received under FPA Contracts issued before January 19, 1985, the penalty tax may be only 5% and additional exceptions may apply to certain amounts (see "Obtaining Tax Advice").

TDA and IRA Contracts-When No Penalty Tax is Due

The taxable amount of a withdrawal you make before you reach age 591/2 is not subject to a penalty tax if:

1.  You have died or become disabled;

2.  The withdrawals are Annuity Payments made over your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the Beneficiary;

3.  The withdrawals are to pay your medical expenses, or those of your spouse or dependents, if the medical expenses would be deductible by you for Federal income tax purposes. (Generally, a taxpayer may deduct medical expenses if they are not covered by health insurance or otherwise reimbursed and they exceed 7.5% of the taxpayer's adjusted gross income;)

4.  Under an IRA Contract, the withdrawal is to pay your health insurance premiums, or the premiums for your spouse or dependents, if you have received unemployment compensation for at least 12 weeks and you meet certain other eligibility requirements;

5.  Under an IRA Contract, the withdrawal is for the payment of qualifying post-secondary (college) education expenses;

6.  Under an IRA Contract, the withdrawal is for qualified first-time home buyer expenses (up to $10,000 per lifetime), OR

7.  Under a TDA Contract, the withdrawal is paid to you when you have reached 55 years old and subsequently terminated your employment with the Plan sponsor if the TDA is sponsored.

Roth IRA Contracts-Qualified Distributions. You receive tax-free any distribution that is a qualified distribution from a Roth IRA Contract. The distribution also is penalty tax free, except for certain withdrawals from rollover or conversion Contributions as described below.

A qualified distribution is a distribution made:

1.  After the end of the five-year period beginning with the year in which you first contributed to the Roth IRA Contract; and

2.  In one of the following circumstances:

a)  You are age 591/2 or older;

b)  You have died or become disabled; or

c)  For qualified first-time home buyer expenses (up to $10,000 per lifetime).

Roth IRA Contracts-Non-Qualified Distributions; When Penalty Tax is Not Due. Any withdrawal by you that is not a "qualified distribution" is first considered to be a return of your after-tax Contributions. Withdrawals of after-tax Contributions are not subject to taxation or, except as noted below for rollover or conversion Contributions, subject to the 10% penalty tax. After you have recovered all Contributions under the Roth IRA Contract, you will be taxed at ordinary income rates on the amount of investment earnings withdrawn and may be subject to the penalty tax on the taxable amount. (For purposes of this rule, you must aggregate all of your Roth IRA contracts.)

There is no penalty tax for withdrawals that are not Qualified Distributions if one of the Traditional IRA exceptions to the penalty tax applies. See "TDA and IRA Contracts-When No Penalty Tax is Due" above.

Roth IRA Contracts-Special Penalty Tax on Withdrawals of Rollover or Conversion Contributions. Your withdrawal from a Roth IRA Contract is subject to the 10% penalty for premature withdrawals, even though the amount withdrawn is not taxable, if:

•  the amount withdrawn was rolled over or converted from a Traditional IRA Contract, and

•  the withdrawal is within the 5 tax year period beginning with the tax year in which you made the rollover or conversion.

Each rollover or conversion contribution has its own separate 5 tax year period for purposes of this special penalty tax. If you make Contributions from rollovers or conversions to the same Roth IRA Contract to which you make other Contributions, then:

•  your withdrawals will be considered to come first from Contributions other than the rollover or conversion Contributions, and

•  withdrawals of rollover or conversion Contributions will be considered to come first from the oldest of these Contributions, for purposes of calculating the 5 tax year period.

Minimum Distributions under TDA and IRA Contracts

The Code contains a series of rules that require you (or your Beneficiary) to take minimum distributions under IRA and TDA Contracts beginning at a certain time (called the Required Beginning Date). For Roth IRAs, however, distributions are not required until the death of the Participant. Generally, you may take the required amount from the TDA or IRA Contract we have issued, or from other TDA or non-Roth IRA contracts that you have.

Distributions under IRA Contracts (other than Roth IRAs) must begin by April 1 of the year following the year in which you reach age 701/2, even if you do not retire.

Distributions under TDA Contracts must begin by April 1 of the year following the year you attain age 701/2, unless you are still employed by the TDA Contractholder (employer). However, distributions of your pre-1987 Account Balance (if any) generally must begin in the year in which you reach age 75.

We will provide explanatory information to Participants before their Required Beginning Dates. If you do not satisfy the minimum distribution requirements, you may owe a penalty tax equal to 50% of the difference between the required minimum and the actual amount you withdrew.

Federal tax law provisions concerning distributions upon the death of a Participant may reduce the period over which a Beneficiary may take or defer receipt of the death benefit. See "Our Payment of Account Balance to You or a Beneficiary-Death Benefit during the Accumulation Period".

Estate Taxes; Tax Liability of Beneficiary for Death Benefit

The death benefit payable to your Beneficiary is included in your estate for Federal estate tax purposes in most circumstances. An exception to this rule may apply for an FPA Contract if you did not own or control the Contract at the time of (and for a period before) death. See "Obtaining Tax Advice."

A Beneficiary will not receive a "stepped-up basis" for the increase in value under your Contract over the amount of your Contributions. The gain under a Contract is called "income in respect of a decedent" (IRD), and the Beneficiary may owe income tax at ordinary income rates on the IRD when the Beneficiary receives the death benefit. See "Obtaining Tax Advice." If your estate pays any estate tax on the death benefit, the Beneficiary may be able to credit the estate tax paid against the income tax the Beneficiary owes. A Beneficiary should consult a tax adviser for a complete explanation of the rules that will apply to the Beneficiary's particular situation.

Withholding on Annuity Payments and Other Distributions

We are required to withhold Federal income tax on Annuity Payments and other distributions, such as lump sum distributions or withdrawals. In addition, certain states require us to withhold if Federal income tax withholding is applicable. In some instances, you may elect to have us not withhold Federal income tax.

When you (or a Beneficiary) request withdrawals or Annuity Payments, we will give detailed information and advise you (or your Beneficiary) of possible elections to be made. Participants and Beneficiaries should carefully review information they receive from us.

FPA and IRA Contracts. We are required to withhold Federal income tax on Annuity Payments and other distributions, such as partial or lump sum withdrawals, unless the recipient has provided us with a valid written election not to have Federal income tax withheld and except that withholding is not required for Roth IRAs in certain circumstances. You at any time may revoke an election not to withhold. If you revoke an election, we will begin withholding.

We will withhold only against the taxable portion of the Annuity Payments or of the other distributions. The rate we use will be determined based upon the nature of the distribution(s).

•  For Annuity Payments, we will withhold Federal tax in accordance with the Annuitant's withholding certificate. If an Annuitant does not file a withholding certificate with us, we will withhold Federal tax from Annuity Payments on the basis that the Annuitant is married with three withholding exemptions.

•  For most withdrawals, we will withhold Federal tax at a flat 10% rate of the amount withdrawn.

TDA Contracts. Most withdrawals are subject to automatic 20% federal income tax withholding unless you elect to have us pay the withdrawal directly, as a tax-free rollover, to another eligible plan or an IRA. The same rules generally apply to payments of death benefits to a surviving spouse Beneficiary, or to payments to a spouse or former spouse in connection with a divorce or separation decree or court order.

The automatic 20% withholding does not apply to any distribution that is:

•  one of a series of substantially equal periodic payments (not less frequently than annually) made for

t  your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your Beneficiary, or

t  a specified period of 10 years or more, or

•  a minimum distribution required under Section 401(a)(9) of the Code.

•  a hardship withdrawal.

Tax withholding at different rates, usually 10%, generally does apply to these payments, but payees may be able to elect to waive withholding. Death benefit payments to non-spouse Beneficiaries generally are subject to tax withholding at different rates, but such payees also can elect to waive withholding. Certain small payments may be exempt from direct rollover and tax withholding rules.

YOUR VOTING RIGHTS FOR MEETINGS OF THE UNDERLYING FUNDS

We will vote the shares of the Underlying Funds owned by the Separate Account at regular and special meetings of the shareholders of the Underlying Funds. We will cast our votes according to instructions we receive from Participants. The number of Underlying Fund shares that we may vote at a meeting of shareholders will be determined as of a record date set by the Board of Directors or Trustees of the Underlying Fund.

We will vote 100% of the shares that a Separate Account Fund owns. If you do not send us voting instructions, we will vote the shares attributable to your Account Balance in the same proportion as we vote shares for which we have received voting instructions from Participants. We will determine the number of Accumulation Units attributable to each Participant for purposes of giving voting instructions as of the same record date used by the Underlying Fund.

Each Participant who has the right to give us voting instructions for a shareholders' meeting of an Underlying Fund will receive information about the matters to be voted on, including the Underlying Fund's proxy statement and a voting instructions form to return to us.

We may elect to vote the shares of the Underlying Funds held by our Separate Account in our own discretion if the Investment Company Act of 1940 is amended, or if the present interpretation of the Act changes with respect to our voting of these shares.

PERFORMANCE INFORMATION FOR THE SEPARATE ACCOUNT FUNDS

Money Market Fund

From time to time, we may include quotations of the yield and effective yield of the Separate Account's Money Market Fund in advertisements, sales literature or reports to Participants. These yield figures show historical performance of the Fund assuming a hypothetical investment for the period indicated in the yield quotation. Yield figures do not indicate future performance.

•  The yield of the Money Market Fund refers to the net investment income generated by the Fund over a specified seven-day period (with the ending date stated). We then annualize this income. That is, we assume that the amount of income the Fund generates during that week is generated during each week in a 52-week period and we show the income as a percentage.

•  The effective yield is calculated similarly to yield, except that when we annualize income, we assume that the income earned by an investment in the Fund is reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

Yield and effective yield for the Money Market Fund will vary based on its expenses and the performance of the Investment Company Money Market Fund, which reflects (among other things) changes in market conditions and the level of its expenses.

Total Return of Funds

From time to time, we include quotations of a Separate Account Fund's total return in advertisements, sales literature or reports to Participants. Total return figures for a Fund show historical performance of a Fund assuming a hypothetical investment and that amounts under a Contract were allocated to the Separate Account Fund when it commenced operations. Total return figures do not indicate future performance.

Total return quotations are expressed in terms of average annual compounded rates of return for all periods quoted and assume that all dividends and capital gains distributions were reinvested. Total return for a Separate Account Fund will vary based on its expenses and the performance of its Underlying Fund, which reflects (among other things) changes in market conditions and the level of the Underlying Fund's expenses.

For a detailed description of the methods we use to determine yield and total return for the Separate Account's Funds, see the Statement of Additional Information.

FUNDING AND OTHER CHANGES WE MAY MAKE

We reserve the right to make certain changes to the Separate Account Funds and to the Separate Account's operations. In making changes, we will comply with applicable State and Federal law and will obtain the approval of Participants and/or the Contractholders, if required. We may:

•  create new investment funds of the Separate Account at any time;

•  modify, combine or remove investment funds in the Separate Account;

•  transfer assets we have determined to be associated with the class of contracts to which the Contracts belong from one investment fund of the Separate Account to another investment fund;

•  create additional separate accounts or combine any two or more accounts including the Separate Account;

•  transfer assets we have determined to be attributable to the class of contracts to which the Contracts belong from the Separate Account to another separate account of ours by withdrawing the same percentage of each investment in the Separate Account, with appropriate adjustments to avoid odd lots and fractions;

•  operate the Separate Account as a management investment company under the 1940 Act, or in any other form permitted by law, and designate an investment advisor for its management, which may be us, an affiliate of ours or another person;

•  deregister the Separate Account under the 1940 Act and/or cease to maintain the registration under the Securities Act of 1933 for sales of units of interest under the Contracts; and

•  operate the Separate Account under the general supervision of a committee, any or all the members of which may be interested persons (as defined in the 1940 Act) of ours or our affiliates, or discharge the committee for the Separate Account.

DEFINITIONS WE USE IN THIS PROSPECTUS

Account Balance-The value of a Participant's Accumulation Units in the Separate Account Funds plus the value of amounts held in the General Account for the Participant, during the Accumulation Period. Depending on its use in this Prospectus, the term "Account Balance" may mean all or any part of your total Account Balance. We sometimes refer to Account Balance as "Account Value".

Accumulation Period-For a Participant, the period under a Contract when Contributions are made or held for the Participant. The Accumulation Period ends at the Annuity Commencement Date, or the date the Participant withdraws the Account Balance in full before the Annuity Commencement Date.

Accumulation Unit-A measure we use to calculate the value of a Participant's interest in each of the Funds of the Separate Account. Each Fund has its own Accumulation Unit value.

Annuitant-The individual named in the application for a Contract. Under a death benefit in the form of an annuity, the Beneficiary will be the annuitant/payee. We use the life expectancy of the Annuitant(s), or of the annuitant/payee, as a factor in determining the amount of monthly Annuity Payments for annuities with a life contingency.

Annuity Commencement Date-The date Annuity Payments become payable under a Contract or become payable as the death benefit for a Beneficiary. A Participant, or a Beneficiary entitled to a death benefit, selects the Annuity Commencement Date. See "You May Obtain an Annuity with your Account Balance-Annuity Commencement Date" for Annuity Commencement Date requirements applicable to IRA, FPA or TDA Contracts. Annuity Commencement Date is sometimes referred to as "Benefit Commencement Date" in a Contract.

Annuity Payments-A series of equal monthly payments from us. The amount of the Annuity Payments will depend on your Account Balance on the Annuity Commencement Date and the form of annuity selected. The Annuity Payments may be for the Annuitant's life, for a minimum period of time, for the joint lifetime of the Annuitant and the Annuitant's joint Annuitant, or for such other specified period as we may permit.

Beneficiary(ies)-The person(s) named by a Participant to receive: (1) the death benefit under the Contract if during the Accumulation Period the Participant dies (or if the Participant is not the Annuitant, if the Annuitant dies first), or (2) after the Annuity Commencement Date, any remaining Annuity Payments if the Annuitant dies and the joint Annuitant, if any, dies.

Code-The Internal Revenue Code of 1986, as amended. Depending on the context, the term Code includes the regulations adopted by the Internal Revenue Service for the Code section being discussed.

Contract(s)-One (or more) of the group (TDA) and individual (IRA and FPA) variable accumulation annuity contracts described in this Prospectus.

Contractholder-An entity to which we have issued a TDA Contract or, with respect to deferred compensation plans, an FPA. The Contractholder may be an employer, or an association representing employers or employees.

Contributions-Amounts contributed from time to time under a Contract during the Accumulation Period.

Eligible Spouse-The person to whom a Participant or Annuitant is legally married.

Employer-An organization that established a Plan and that may be named in the Contract.

ERISA-The Employee Retirement Income Security Act of 1974, as amended.

Fidelity Portfolios-The Equity-Income, Contrafund and Asset Manager Portfolios of the Variable Insurance Products Funds.

Fund (or Separate Account Fund)-One of the subaccounts of the Separate Account. Each Fund's name corresponds to the name of the Underlying Fund in which it invests. We sometimes refer to Separate Account Funds as "Investment Funds".

General Account (or Interest Accumulation Account)-Assets we own that are not in a separate account, but rather are held as part of our general assets. Amounts allocated under the Contracts to the General Account earn interest at a fixed rate that we change from time to time. We sometimes refer to the General Account as the "Interest Accumulation Account" because amounts you allocate to the General Account earn interest at a fixed rate which we change from time to time.

Hotline-This term includes the new "Hotline Plus" system.

Investment Alternatives (or Investment Funds)-Our General Account and the Funds of the Separate Account. You may allocate your Contributions and transfer your Account Balance among the Investment Alternatives, subject to any limitations under a Plan.

Investment Company-Mutual of America Investment Corporation.

Joint Annuitant-An additional person (usually the Eligible Spouse) whose life expectancy is taken into account for a life annuity and who will receive Annuity Payments upon the death of the Annuitant in accordance with the form of annuity selected. A joint annuitant may be designated by the owner at any time before the Annuity Commencement Date.

Participant-Under a TDA Contract, an employee or former employee for whom we have received Contributions under a Plan. Under an IRA Contract, the individual, and under an FPA Contract, the individual, to whom we issued a Contract and who is the owner of the Contract.

Plan-For some TDA Contracts and for SEP IRA and SIMPLE IRA Contracts, a retirement plan adopted by an employer for which a Contract has been purchased to provide benefits.

Reduced Fee-Commencing July 1, 2005, the reduction in administrative charges and distribution expense charges that apply to participants in plans that are eligible for such reduction as set forth in footnote 3 to the TABLE OF EXPENSES on page 1 of this Prospectus.

Roth IRA-An IRA Contract designated as a Roth IRA, in accordance with Code Section 408A.

Scudder Portfolios-The following three portfolios of the Scudder Variable Series I: the Capital Growth Portfolio, the Bond Portfolio and the International Portfolio.

Separate Account-Mutual of America Separate Account No. 2, a separate account we established to receive and invest deposits made under variable accumulation annuity contracts. The assets of the Separate Account are set aside and kept separate from our other assets.

Separate Account Fund-See "Fund", above.

SEP IRA-An IRA Contract purchased by an employee in connection with a Simplified Employee Pension (SEP) adopted by the employer.

SIMPLE IRA-An IRA Contract purchased by an employee under a Savings Incentive Match Plan for Employees (SIMPLE) adopted by the employer.

Traditional IRA-An IRA Contract other than a Roth IRA, SEP IRA or SIMPLE IRA Contract.

Underlying Funds-The funds or portfolios that are invested in by the Separate Account Funds.

Valuation Day-Each day that the New York Stock Exchange is open for trading, ending at the close of the New York Stock Exchange that day.

Valuation Period-A period beginning immediately after the end of a Valuation Day and ending on the close of the next Valuation Day. Values of Accumulation Units for a Valuation Period are determined as of the end of the Valuation Day which occurs during the Valuation Period.

Waived Annual Contract Fee-Commencing July 31, 2005, the waiver of the annual contract fee applicable to plans that use our Hotline Plus system and meet the other criteria set forth in footnote 1 to the TABLE OF ANNUAL EXPENSES on page 1 of this Prospectus.

We, us, our, Mutual of America-Refer to Mutual of America Life Insurance Company.

You, your-Refer to a Participant.

OUR STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information contains more information about the Contracts and our operations. It also contains the most recent audited financial statements of Separate Account No. 2 and Mutual of America.

Table of Contents of Statement of Additional Information

Distribution of the Contracts
Calculation of Accumulation Unit Values
Yield and Performance Information
Safekeeping of Separate Account Assets
State Regulation
Periodic Reports
Legal Proceedings
Legal Matters
Experts
Additional Information
Financial Statements

How To Obtain a Statement of Additional Information

You may receive a copy of the Statement of Additional Information at no charge by calling 1-800 468-3785 or by completing the Form below and mailing it to Mutual of America Life Insurance Company, 320 Park Avenue, New York, New York 10022-6839.

The SEC has an Internet web site at http://www.sec.gov. You may obtain our Registration Statement for the Contracts, including the SAI, and the Separate Account's semi-annual and annual financial statement reports through the SEC's Internet site. You also may obtain copies of these documents, upon your payment of a duplicating fee, by writing to the SEC's Public Reference Section, Washington, DC 20549-6009.

(Please cut here)

To: Mutual of America Life Insurance Company

Please send me a copy of the Statement of Additional Information dated May 1, 2005 for the Tax-Deferred Annuity Plan, Individual Retirement Annuity and Flexible Premium Annuity Contracts offered by Mutual of America, and for the Voluntary Employee Contribution Program Contracts. My name and address are as follows:

Name

Street Address

City  State  Zip

APPENDIX A

UNIT VALUE INFORMATION FOR THE SEPARATE ACCOUNT FUNDS

The tables below show changes in Accumulation Unit values and in the number of units outstanding for each Separate Account Fund for the ten year period (or from the commencement of operations if less) to December 31, 2004. KPMG LLP, the Funds' independent auditor, has audited the information below for the years ended December 31, 2004, December 31, 2003, and December 31, 2002 and another independent auditor, which has ceased operations, audited the information for each of the seven years ended December 31, 2001. The Separate Account's financial statements for the year ended December 31, 2004, along with KPMG LLP's report thereon, are available to you free of charge by calling 1-800-468-3785.

We calculate Accumulation Unit values from the net asset values of the Underlying Funds. The All America Fund (previously called the Stock Fund) of the Investment Company changed its name and its investment objectives and policies and added subadvisers on May 1, 1994. Prior to March 2002, the Calvert Social Balanced Portfolio had a different subadviser.

	Investment Company Equity Index Fund
	2004	2003	2002	2001	2000	1999	1998	1997	1996	1995
Unit value, beginning of year		$2.06	$2.67	$3.07	$3.41	$2.86	$2.26	$1.72	$1.42	$1.05
Unit value, end of year		$2.62	$2.06	$2.67	$3.07	$3.41	$2.86	$2.26	$1.72	$1.42
Thousands of accumulation units outstanding, end of year		122,328	110,153	109,580	109,982	112,735	94,019	68,462	35,660	17,109
	Investment Company All America Fund
	2004	2003	2002	2001	2000	1999	1998	1997	1996	1995
Unit value, beginning of year		$5.96	$7.74	$9.46	$10.05	$8.09	$6.76	$5.39	$4.52	$3.35
Unit value, end of year		$7.85	$5.96	$7.74	$9.46	$10.05	$8.09	$6.76	$5.39	$4.52
Thousands of accumulation units outstanding, end of year		42,508	41,572	44,755	47,895	48,014	49,275	51,312	49,798	43,620

	Investment Company Mid-Cap Equity Index Fund
	2004	2003	2002	2001	2000	1999
Unit value, beginning of period/year		$1.05	$1.25	$1.28	$1.11	$1.00
Unit value, end of period/year		$1.41	$1.05	$1.25	$1.28	$1.11
Thousands of accumulation units outstanding, end of period		91,187	64,271	49,342	37,752	3,431

	Investment Company Aggressive Equity Fund
	2004	2003	2002	2001	2000	1999	1998	1997	1996	1995
Unit value, beginning of period/year		$1.95	$2.47	$2.79	$2.85	$2.02	$2.15	$1.80	$1.43	$1.05
Unit value, end of period/year		$2.69	$1.95	$2.47	$2.79	$2.85	$2.02	$2.15	$1.80	$1.43
Thousands of accumulation units outstanding, end of period/year		90,102	79,680	76,011	75,043	62,123	63,176	71,468	49,800	20,858
	Investment Company Small Cap Growth Fund
	2004
Unit value, beginning of period
Unit value, end of period
Thousands of accumulation units outstanding, end of period
	Investment Company Small Cap Value Fund
	2004
Unit value, beginning of period
Unit value, end of period
Thousands of accumulation units outstanding, end of period

	Investment Company Mid Cap Value Fund
	2004
Unit value, beginning of period
Unit value, end of period
Thousands of accumulation units outstanding, end of period
	Investment Company Composite Fund
	2004	2003	2002	2001	2000	1999	1998	1997	1996	1995
Unit value, beginning of year		$4.46	$4.87	$5.52	$5.61	$4.93	$4.36	$3.75	$3.39	$2.82
Unit value, end of year		$5.23	$4.46	$4.87	$5.52	$5.61	$4.93	$4.36	$3.75	$3.39
Thousands of accumulation units outstanding, end of year		43,988	45,392	50,607	54,447	56,404	59,833	61,359	66,715	70,558
	Investment Company Bond Fund
	2004	2003	2002	2001	2000	1999	1998	1997	1996	1995
Unit value, beginning of year		$3.78	$3.57	$3.31	$3.07	$3.17	$3.00	$2.75	$2.69	$2.28
Unit value, end of year		$3.99	$3.78	$3.57	$3.31	$3.07	$3.17	$3.00	$2.75	$2.69
Thousands of accumulation units outstanding, end of year		22,484	22,509	20,932	13,899	14,287	17,746	12,671	12,548	12,083
	Investment Company Mid-Term Bond Fund
	2004	2003	2002	2001	2000	1999	1998	1997	1996	1995
Unit value, beginning of year		$1.64	$1.51	$1.38	$1.32	$1.32	$1.26	$1.19	$1.16	$1.01
Unit value, end of year		$1.67	$1.64	$1.51	$1.38	$1.32	$1.32	$1.26	$1.19	$1.16
Thousands of accumulation units outstanding, end of year		30,102	39,713	21,035	5,922	6,037	7,325	4,478	3,828	2,848
	Investment Company Short-Term Bond Fund
	2004	2003	2002	2001	2000	1999	1998	1997	1996	1995
Unit value, beginning of year		$1.52	$1.46	$1.37	$1.28	$1.24	$1.19	$1.14	$1.10	$1.03
Unit value, end of year		$1.53	$1.52	$1.46	$1.37	$1.28	$1.24	$1.19	$1.14	$1.10
Thousands of accumulation units outstanding, end of year		12,497	12,521	7,825	4,649	3,604	3,164	2,355	2,129	1,447
	Investment Company Money Market Fund
	2004	2003	2002	2001	2000	1999	1998	1997	1996	1995
Unit value, beginning of year		$2.30	$2.28	$2.22	$2.11	$2.03	$1.95	$1.87	$1.80	$1.72
Unit value, end of year		$2.30	$2.30	$2.28	$2.22	$2.11	$2.03	$1.95	$1.87	$1.80
Thousands of accumulation units outstanding, end of year.		24,188	26,791	27,210	25,658	20,766	19,121	16,831	17,511	17,502

	Investment Company
	2004	2003	2004	2003	2004	2003
	Conservative Allocation Fund		Moderate Allocation Fund		Aggressive Allocation Fund
Unit value, beginning of period				$1.00	$1.00	$1.00
Unit value, end of period				$1.05	$1.11	$1.19
Thousands of accumulation units outstanding, end of period		2,009		9,849		6,511

	Scudder Bond Fund
	2004	2003	2002	2001	2000	1999	1998	1997	1996	1995
Unit value, beginning of year		$15.58	$14.60	$13.94	$12.73	$13.02	$12.37	$11.48	$11.30	$9.69
Unit value, end of year		$16.22	$15.58	$14.60	$13.94	$12.73	$13.02	$12.37	$11.48	$11.30
Thousands of accumulation units outstanding, end of year		2,339	2,660	2,500	1,630	1,558	1,757	1,484	1,362	1,269

	Scudder Capital Growth Fund
	2004	2003	2002	2001	2000	1999	1998	1997	1996	1995
Unit value, beginning of year		$24.10	$34.34	$42.97	$48.17	$36.07	$29.64	$22.11	$18.64	$14.67
Unit value, end of year		$30.30	$24.10	$34.34	$42.97	$48.17	$36.07	$29.64	$22.11	$18.64
Thousands of accumulation units outstanding, end of year		10,133	9,954	10,896	11,501	11,582	11,462	11,094	9,266	8,556
	Scudder International Fund
	2004	2003	2002	2001	2000	1999	1998	1997	1996	1995
Unit value, beginning of year		$11.10	$13.72	$20.02	$25.83	$16.93	$14.46	$13.43	$11.85	$10.80
Unit value, end of year		$14.05	$11.10	$13.72	$20.02	$25.83	$16.93	$14.46	$13.43	$11.85
Thousands of accumulation units outstanding, end of year		7,014	7,089	7,619	8,335	8,486	8,004	8,205	7,688	7,269
	American Century VP Capital Appreciation Fund
	2004	2003	2002	2001	2000	1999	1998	1997	1996	1995
Unit value, beginning of year		$10.52	$13.44	$18.82	$17.40	$10.69	$11.04	$11.53	$12.18	$9.39
Unit value, end of year		$12.59	$10.52	$13.44	$18.82	$17.40	$10.69	$11.04	$11.53	$12.18
Thousands of accumulation units outstanding, end of year		5,419	5,416	6,086	7,184	3,394	3,303	4,510	7,264	8,061
	Calvert Social Balanced Fund
	2004	2003	2002	2001	2000	1999	1998	1997	1996	1995
Unit value, beginning of year		$2.59	$2.98	$3.23	$3.37	$3.04	$2.65	$2.23	$2.01	$1.57
Unit value, end of year		$3.07	$2.59	$2.98	$3.23	$3.37	$3.04	$2.65	$2.23	$2.01
Thousands of accumulation units outstanding, end of year		19,878	17,942	17,463	17,238	16,041	14,257	12,479	10,713	7,849
	Fidelity VIP Equity-Income Fund
	2004	2003	2002	2001	2000	1999	1998	1997	1996	1995
Unit value, beginning of period/year		$26.89	$32.63	$34.61	$32.21	$30.65	$27.77	$21.93	$19.43	$16.30
Unit value, end of period/year		$34.76	$26.89	$32.63	$34.61	$32.21	$30.65	$27.77	$21.93	$19.43
Thousands of accumulation units outstanding, end of period/year		5,113	4,437	4,275	3,753	4,213	4,018	3,491	2,342	728
	Fidelity VIP Contrafund
	2004	2003	2002	2001	2000	1999	1998	1997	1996	1995
Unit value, beginning of period/year		$23.27	$25.88	$29.73	$32.13	$26.16	$20.36	$16.59	$13.85	$11.43
Unit value, end of period/year		$29.66	$23.27	$25.88	$29.73	$32.13	$26.16	$20.36	$16.59	$13.85
Thousands of accumulation units outstanding, end of period/year		9,496	8,844	8,695	8,742	8,430	6,742	5,656	3,880	1,792
	Fidelity VIP Asset Manager Fund
	2004	2003	2002	2001	2000	1999	1998	1997	1996	1995
Unit value, beginning of period/year		$21.65	$23.91	$25.14	$26.40	$24.04	$21.14	$17.72	$15.66	$14.04
Unit value, end of period/year		$25.34	$21.65	$23.91	$25.14	$26.40	$24.04	$21.14	$17.72	$15.66
Thousands of accumulation units outstanding, end of period/year		2,739	2,288	2,114	1,908	1,747	1,488	1,150	613	184

The dates the Funds of the Separate Account commenced operation are as follows:

Investment Company Money Market, All America, Bond and Composite Funds-January 1, 1985; Scudder Capital Growth, Bond and International Funds and American Century VP Capital Appreciation Fund-January 3, 1989; Calvert Social Balanced Fund-May 13, 1991; Investment Company Equity Index, Short-Term Bond and Mid-Term Bond Funds-February 5, 1993; Investment Company Aggressive Equity Fund-May 2, 1994; Fidelity VIP Equity-Income Fund and Fidelity VIP Contra and Asset Manager Funds-May 1, 1995; and Investment Company Mid-Cap Equity Index Fund-May 3, 1999; Investment Company Conservative, Moderate and Aggressive Allocation Funds-May 20, 2003; Investment Company Small Cap Value, Small Cap Growth and Mid Cap Value Funds are commencing operations on or about July 1, 2005.

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APPENDIX B

GENERAL ACCOUNT OPERATIONS

This Appendix B provides more information about our General Account's operations and the risks of allocating Contributions to the General Account compared to allocating Contributions to the Separate Account. Contributions held in our General Account may pose different risks to Participants and Plans than Contributions supported by assets of our Separate Account.

When a Participant or Plan allocates contributions to our General Account, the contributions are commingled with our corporate funds and assets (excluding Separate Account assets and special deposit funds). We combine in our General Account contributions and premiums from all lines of business. Assets in our General Account are not segregated for the exclusive benefit of any particular policy or obligation, although experience rated General Account policies may share in the experience of the General Account through interest credits, dividends or rate adjustments.

We invest the pooled amounts in our General Account. Most General Account investments are maintained at book value (relating to our purchase price for the investments), while Separate Account investments are maintained at market value, which fluctuates according to market conditions.

Our General Account assets in the aggregate support our General Account obligations under all of our insurance contracts, including (but not limited to) our individual and group life, health, disability, fixed annuity contracts and variable accumulation annuity contracts (other than separate account obligations). General Account assets also are available to us for the conduct of our routine business activities, such as the payment of salaries, rent, other ordinary business expenses and dividends. In the event of our insolvency, funds in our General Account would be available to meet the claims of our general creditors, after payment of amounts due under certain priority claims, including certain amounts owed to Participants.

We determine and periodically declare the fixed interest rate return (referred to as the credited interest rate) to be credited to amounts under the Contracts held in our General Account, including the extent and frequency credited interest rates may be changed. We also determine the manner in which interest is credited during the term of the Contracts and upon their termination. Members of Mutual of America's senior management in their discretion from time to time determine credited interest rates upon consideration of the following factors:

•  Reasonable classifications of different types of policies.

•  Expected benefit payments, expenses (including the on-going costs of business operations), risk charges, mortality, persistency and actual investment earnings properly allocable to each class of policies, under generally accepted actuarial and accounting principles.

•  The ability of each class of policies to be self-supporting over the long run and, in addition, to allow for a permanent contribution to our surplus of such magnitude that in combinations with similarly derived contributions from all classes of policies, our long-term financial strength and stability will be assured so that we can meet our long-term obligations to policyholders. In doing so, there is no requirement that each class of policies make a contribution to surplus every year, since uneven incidence of expenses and experience fluctuations may make that impractical.

•  The potential impact of any credited interest rate decision on both short-term and long-term operating gains or losses, including the immediate and long-term impact on our surplus position, as well as the impact of current and anticipated economic and financial market.

•  Compliance with applicable statutory and regulatory requirements.

•  Competitiveness of rates in light of industry practices and trends current at the time.

We use an overall portfolio approach for determining credited interest rates. This means that one rate is applied to all amounts placed in our General Account for each class of contracts without regard to when such amounts were placed in our General Account. The credited interest rate, when declared, is applied on a daily basis to all funds accumulated in the General Account. We reserve the right to change this credited rate at any time. The credited interest rate may not be less than the minimum annual yield, if any, set forth in a Contract. If we declare a credited interest rate higher than such minimum, the higher credited interest rate will remain in effect until changed.

All amounts accumulated in our General Account (including credited interest) for Participants are guaranteed by us. Amounts held for a Participant are payable in full upon the Participant's request for transfer, payment, withdrawal or discontinuance, subject to Plan provisions, and the deduction of any otherwise payable administrative charges and subject to any amounts that serve as collateral for loans under a Plan. Generally, Contractholders are provided with a written notice of any changes to the interest rates applicable to amounts in our General Account, prior to the implementation. The credited interest rate applicable to amounts in our General Account is indicated in Participants' quarterly statements and in Contractholders' Annual Pension Fund Reports.

We determine the administrative charges, fees, expenses or other amounts (referred to as administrative charges) that are, or may be, assessed against the General Account or Separate Account or deducted by us from Account Balances maintained by Participants in the General Account and Separate Account Funds, including the extent and frequency with which such administrative charges may be modified. Periodically, we review the administrative charges under the Contracts, taking into consideration the types of factors listed above for determining credited interest rates. Subject to the restrictions referred to in the Prospectus, we reserve the right to change the administrative charges. We also reserve the right to change the services we make available to Contractholders and Participants. We will provide written notices to Contractholders, and to Participants when required, when administrative charges are amended, modified, added or deleted, prior to the imposition of any change. Administrative charges are usually payable on a monthly basis, but may be payable on the occurrence of certain events. Each Participant's quarterly statements reflect direct deductions from the Participant's Account Balance in the Separate Account or General Account. The annual Pension Fund Report to Contractholders also reflects deductions and charges paid by the Contractholders.

A plan's legal rights vary for contract amounts under our General Account and separate accounts. In general, we are subject to ERISA's fiduciary responsibility provisions with respect to the assets of a separate account (other than a separate account registered under the Investment Company Act of 1940 such as the Separate Account) to the extent the investment performance of such assets is passed directly through to plan participants or contractholders. ERISA requires insurers, in administering separate account assets, to act solely on the interest of a plan's participants and beneficiaries; prohibits self-dealing and conflicts of interest; and requires insurers to adhere to a prudent standard of care. In contrast, ERISA generally imposes less stringent standards on the administration of General Account contracts that were issued before 1999. We believe that such less stringent standards would continue to apply to our General Account contracts that were issued after 1998.

State regulation is typically more restrictive with respect to our General Account than our separate accounts. However, state insurance regulation may not provide the same level of protection to plan participants as ERISA regulation. In addition, our General Account contracts often include various guarantees under which we assume risks relating to the funding and distribution of benefits. We do not provide any guarantees with respect to the investment returns on allocations to the Separate Account.

APPENDIX C

VOLUNTARY EMPLOYEE CONTRIBUTION PROGRAM
VARIABLE ACCUMULATION ANNUITY CONTRACTS

A Voluntary Employee Contribution Contract (VEC Contract or Contract) is a group contract. It is designed to provide annuity benefits to employees participating in a retirement plan that qualifies for special Federal income tax treatment under Sections 401(a) and 403(a) of the Code (a VEC Plan). Contractholders typically are employers, or the trustees of employers' retirement plans.

No New Contracts or Contributions. As a result of the Tax Reform Act of 1986, we: (1) ceased issuing new VEC Contracts as of January 1, 1987; and (2) amended previously issued VEC Contracts to prohibit new Contributions on or after January 1, 1987.

Transfers from other Plans or Carriers. A Contractholder can remit to us on your behalf, in a single sum, an amount transferred from another voluntary employee contribution plan, or from a contract between a Contractholder and us, or between the Contractholder and another insurance company.

Available Investment Alternatives. The Investment Alternatives available under a VEC Contract are limited to those available under our VEC Contracts as of January 1, 1987. These Alternatives are the General Account and the following Separate Account Funds: Investment Company Money Market, All America, Bond and Composite Funds.

Refer to "About Mutual of America Life Insurance Company", "About Our Separate Account", "Underlying Funds Invested in by Our Separate Account" and "Our General Account" in the Prospectus for additional information about the five available Investment Alternatives.

Transfers and Withdrawals. VEC Participants may make transfers between the Available Investment Alternatives and may make withdrawals of all or part of their Account Balances at any time prior to the Annuity Commencement Date, unless the employer's plan provides otherwise. We may take up to seven days following receipt of your withdrawal request to process the request and mail a check to the Participant. We do not currently charge for transfers or withdrawals made under VEC Contracts. We reserve the right, however, to impose a charge for transfers or withdrawals in the future.

For information about Separate Account Fund unit values, refer to "Your Account Balance in the Separate Account Funds" in the Prospectus.

Specified Payments Option. If the employer's plan permits, a Participant in a VEC Contract may elect after attaining age 591/2, or upon early retirement after age 55, to specify an amount (which may not be less than $100) to be withdrawn from the Participant's Account Balance and paid each month to the Participant. The Participant must designate the available Investment Alternative(s) from which we should make the withdrawals.

Charges under the Contracts. Refer to "Table of Annual Expenses" and "Charges You Will Pay" in the Prospectus, for a description of the Contract and Participant charges under the Contracts.

Death Benefit Prior to Annuity Commencement. If a Participant dies prior to the Annuity Commencement Date, we will pay a death benefit to the Beneficiary the Participant designated to us. The Eligible Spouse will be the Beneficiary, unless the Participant designated a different Beneficiary with the written consent of the Eligible Spouse. See "Administrative Matters-Designation of Beneficiary" in the Prospectus.

See "Our Payment of Account Balance to You or a Beneficiary-Death Benefit Prior to Annuity Commencement Date" for additional information about the death benefit we will pay. In general, VEC Contracts are subject to the same rules as TDA Contracts.

Termination by Mutual of America. If, upon our request, the Contractholder does not provide evidence satisfactory to us that the Plan pursuant to which the Contract is issued qualifies for the tax treatment specified under Sections 401(a) and 403(a) of the Code, then we will withdraw and pay to the Contractholder the amounts accumulated under the Contract as of the date of withdrawal; and the Contract will terminate.

Election of Annuity Commencement Date. Unless the employer's plan provides otherwise, Participants may elect an Annuity Commencement Date that is either the Participant's Normal Retirement Date (the first day of the calendar month coincident with or next following such Participant's 65th birthday); Early Retirement Date (the first day of any calendar month within the ten-year period immediately preceding the Participant's Normal Retirement Date, but no earlier than age 55); or Later Retirement Date (the first day of any calendar month following such Participant's Normal Retirement Date) but generally no later than age 701/2 for Participants who are no longer actively at work.

Available Forms of Annuity. Unless an election to the contrary is made prior to the Annuity Commencement Date, a Participant who does not have an Eligible Spouse at the Annuity Commencement Date will have annuity benefits paid in the normal form of annuity specified by the employer's plan, and a Participant who has an Eligible Spouse will have annuity benefits paid on the Joint and Survivor Form, with the Eligible Spouse as the Joint Annuitant. Consent of the spouse is required if payment is to be made in any other form. See "You May Obtain an Annuity with Your Account Balance-Available Forms of Annuity" and "Administrative Matters Under the Contracts-Designation of Beneficiary" in the Prospectus.

Small Benefit Payments. If your monthly annuity benefit payable under the Contract would be less than $20, or if any Participant terminates employment and is eligible for a benefit that would be less than $20 a month under the Ten Years Certain and Continuous Form of Annuity, we may elect to pay to the Participant on the Participant's Annuity Commencement Date in a single sum the actuarially equivalent value of the Participant's monthly annuity benefit that would otherwise be payable on the Ten Years Certain and Continuous Form, provided that single sum does not exceed $5,000 (or such other maximum amount that may hereafter be provided by law). We may make this payment on or before the Participant's Annuity Commencement Date. For purposes of determining whether monthly annuity benefits payable to you are less than $20, a Participant's monthly annuity benefits will be deemed to include any annuity benefit paid with respect to that Participant under any other Contract between the Contractholder and Mutual of America or between the Contractholder and another insurance company that serves as the funding vehicle for a pension plan meeting the requirements of Section 401(a) and 403(a) of the Code.

Federal Income Taxation of Annuity Payments. The "exclusion ratio" method is applicable to Annuity Payments made on or after the Annuity Commencement date. The percentage the Participant may exclude is determined by dividing the Participant's "investment in the contract" by the "expected return". Your "investment in the contract" is equal to the total of your non-deductible Contributions which are made in accordance with the provisions of a retirement plan that meets the requirements of either Section 401(a) or Section 403(a) of the Code. The "expected return" is equal to the present discounted value of the expected stream of Annuity Payments. The "exclusion ratio" method continues to apply until the "investment in the contract" has been recovered by the Participant. After that time, the Participant will have to include the full amount of each Annuity Payment in his income for each taxable year. In addition, if Annuity Payments from a VEC Contract began before July 2, 1986, the "three year cost recovery" rule may be applicable (see "Federal Tax Information-Obtaining Tax Advice" in the Prospectus).

Federal Income Taxation of Withdrawals. Participants who receive payments under a VEC Contract on and after July 2, 1986 that are not "amounts received as an annuity" or that are received before the Participant's Annuity Commencement Date generally may exclude only a portion of such payments from gross income. The portion that a Participant may exclude from gross income is generally determined by dividing the Participant's "investment in the contract" by the value of his vested account balance (or, in the case of a retirement plan which is a defined benefit pension plan, the value of the vested accrued benefit) as of the date of the distribution. The Internal Revenue Service may indicate another date for valuing account balances for such purposes.

The value of a Participant's account balance on an applicable valuation date under a VEC Contract issued in conjunction with a defined benefit pension plan may be used in lieu of the present value of a Participant's total vested accrued benefit under such plan if the "separate contract" requirements of Section 72 are met (see "Federal Tax Information-Obtaining Tax Advice" in the Prospectus). A special rule may apply with respect to Participant's Contributions made before January 1, 1987 that constitute part of the "investment in the contract." Generally, such Contributions may be withdrawn prior to the Annuity Commencement Date and will not be subject to income taxation (earnings are subject to taxation) if a Participant could have made such a withdrawal under the terms of the retirement plan on or before May 5, 1986 without terminating employment.

Federal Income Taxation of Single Sum Payments. Participants who receive a single sum payment of their entire account balance under a VEC Contract must include the entire amount of such payment in their gross income in the tax year in which such payment was received. However, a Participant may exclude from gross income any "investment in the contract" that the Participant had not recovered prior to the payment of the lump sum.

Penalty Taxes. A penalty tax may be due on premature withdrawals under VEC Contracts. VEC Contracts are generally subject to the same rules as TDA Contracts. In the Prospectus, see "Federal Tax Information-Penalty Taxes for Withdrawals".

Withholding. We are required to withhold Federal income taxes from withdrawals under the Contracts. VEC Contracts are generally subject to the same rules as TDA Contracts. In the Prospectus, see "Federal Tax Information-Withholding on Annuity Payments and Other Distributions".

Contract Administration and Other Matters. See "Where to Contact Us and Give Us Instructions", "Your Voting Rights for Meetings of the Underlying Funds", "Performance Information for the Separate Account Funds", "Funding and Other Changes We May Make", "Administrative Matters" and "Our Statement of Additional Information" in the Prospectus.

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Statement of Additional Information
For
Variable Accumulation Annuity Contracts
(tda, ira and fpa contracts)

Issued By

Mutual of America Life Insurance Company

320 Park Avenue
New York, New York 10022-6839
Through its

Separate Account No. 2

This Statement of Additional Information ("SAI") expands upon subjects we discuss in the current Prospectus for the Tax-Deferred Annuity Plan, Individual Retirement Annuity and Flexible Premium Annuity Contracts that we offer, as well as the Voluntary Employee Contribution Program Contracts (together, the Contracts).

You may obtain a copy of the Prospectus, dated May 1, 2005, by calling 1-800-468-3785 or by writing to Mutual of America Life Insurance Company, 320 Park Avenue, New York, New York 10022-6839. The prospectus contains definitions of various terms, and we incorporate those terms by reference into this Statement of Additional Information.

This Statement Of Additional Information Is Not A Prospectus And You Should Read It In Conjunction With The Prospectus For The Contracts.

Dated: May 1, 2005

PART C

OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

(a)  Financial Statements

Financial statements for 2004 for Mutual of America Separate Account No. 2 and Mutual of America Life Insurance Company are included in this post-effective amendment in Part B.

(b)  Exhibits

10(b)  Independent Auditors' Consent

20(a)  Power of Attorney-William T. Knowles (1)

20(b)  Power of Attorney-Maurine Haver (1)

20(c)  Power of Attorney-Roger Porter (1)

(1) Incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement (No. 333-83413) of Separate Account No. 3, filed with the Commission on February 28, 2005.

Item 25.  Directors and Officers of the Depositor

Name and Principal Business Address	Positions and Offices With Depositor
William J. Flynn New York, New York	Chairman of the Board

Clifford L. Alexander, Jr. Washington, D.C.	Director

Richard M. Cummins New York, New York	Director

Roselyn P. Epps, M.D. Bethesda, Maryland	Director

Earle H. Harbison, Jr. St. Louis, Missouri	Director

Maurine Haver New York, New York	Director

Frances R. Hesselbein New York, New York	Director

William Kahn St. Louis, Missouri	Director

William T. Knowles Harpswell, Maine	Director

LaSalle D. Leffall, Jr., M.D. Washington, D.C.	Director

Connie Mack Washington, D.C.	Director

Roger Porter Cambridge, Massachusetts	Director

General Dennis J. Reimer Oklahoma City, Oklahoma	Director

Francis H. Schott New York, New York	Director

Elie Wiesel New York, New York	Director

Officers-Directors

Name and Principal Business Address	Positions and Offices With Depositor
Thomas J. Moran	President and Chief Executive Officer

Manfred Altstadt	Senior Executive Vice President and Chief Financial Officer

Patrick A. Burns	Senior Executive Vice President and General Counsel

Salvatore R. Curiale	Senior Executive Vice President, Technical Operations

Other Officers

Name and Principal Business Address	Positions and Offices With Depositor
Diane M. Aramony	Executive Vice President, Corporate Secretary and Assistant to the Chairman

Meyer Baruch	Senior Vice President, State Compliance and Government Regulations

Nicholas A. Branchina	Senior Vice President and Associate Treasurer

William Breneisen	Executive Vice President, Office of Technology

Jeremy J. Brown	Executive Vice President and Chief Actuary

Patrick Burke	Senior Vice President, Consulting Services

Sean Carroll	Senior Vice President, Facilities Management

Katherine Cannizzaro	Senior Vice President, Claims, since March 2003; prior thereto, Vice President

William S. Conway	Executive Vice President, Marketing and Corporate Communications

Paul J. Costagliola	Senior Vice President Compliance

Carson J. Dunbar, Jr.	Senior Vice President, Corporate Services, since February 2002; prior thereto, Superintendent of the New Jersey State Police

James E. Flynn	Senior Vice President, International Markets

Harold J. Gannon	Senior Vice President, Corporate Tax

Gordon Gaspard	Senior Vice President, National Accounts

Robert Giaquinto	Senior Vice President, MIS Operations

Thomas E. Gilliam	Executive Vice President and Assistant to the President and Chief Executive Officer

John R. Greed	Executive Vice President and Treasurer

Jared Gutman	Senior Vice President, Technical Operations

Thomas A. Harwood	Senior Vice President, Corporate Communications

Sandra Hersko	Senior Vice President, Technical Administration

Edward J. T. Kenney	Executive Vice President, External Affairs; prior thereto, Senior Vice President and Assistant to the President and Chief Executive Officer

Gregory A. Kleva, Jr.	Executive Vice President and Deputy General Counsel

Robert Kordecki	Senior Vice President, Billing and Regulatory Services/Life and Disability Claims

Daniel J. LeSaffre	Executive Vice President, Human Resources and Corporate Services since March 2004; prior thereto, Senior Vice President, Human Resources and Training

Kathryn Lu	Senior Vice President and Associate General Counsel

Thomas L. Martin	Senior Vice President and Associate General Counsel

George L. Medlin	Executive Vice President, Internal Audit

Christopher Miseo	Senior Vice President, Accounting and Financial Reporting

Lynn N. Nadler Boca Raton, FL	Senior Vice President, Training

Roger F. Napoleon	Senior Vice President and Associate General Counsel

Peter Nicklin	Senior Vice President, MIS Business Applications

James C. Peterson	Senior Vice President, Leadership Development

William Rose	Senior Vice President, Field Operations

Name and Principal Business Address	Positions and Offices With Depositor
Dennis J. Routledge	Senior Vice President, LAN/Telecommunications

Robert W. Ruane	Senior Vice President, Corporate Communications and Direct Response

Myron Schlanger	Senior Vice President and Associate Treasurer

William G. Shannon	Senior Vice President, Individual Financial Planning

Walter W. Siegel	Senior Vice President and Actuary

Joan M. Squires	Executive Vice President, Office of Technology

Anne M. Stanard	Senior Vice President, Human Resources

John Terwilliger Boca Raton, FL	Senior Vice President, Facilities Management

Eldon Wonacott	Senior Vice President, Field Administration

The business address of all officers and directors is 320 Park Avenue, New York, New York 10022-6839, unless otherwise noted.

Item 27.  Number of Holders of Securities

As of March 31, 2005, there were _______ owners in Separate Account No. 2, _______ of whom were attributable to Contracts registered under SEC File No. 2-90201; _______ of whom were attributable to Contracts registered under SEC File No. 33-11023; and _____ of whom were attributable to Contracts registered under SEC File No. 33-5609.

Item 32.  Undertakings

The Insurance Company represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this post-effective amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, the State of New York, the 28th day of February, 2005.

  MUTUAL OF AMERICA SEPARATE
  ACCOUNT NO. 2 (REGISTRANT)

  MUTUAL OF AMERICA LIFE
  INSURANCE COMPANY (DEPOSITOR)

  By:  /s/ MANFRED ALTSTADT

  Manfred Altstadt
  Senior Executive Vice President and
  Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on February 28, 2005.

Signature	Title
* William J. Flynn	Chairman of the Board; Director

* Thomas J. Moran	Chief Executive Officer and President; Director (Principal Executive Officer)

/s/ MANFRED ALTSTADT Manfred Altstadt	Senior Executive Vice President and Chief Financial Officer; Director (Principal Financial and Accounting Officer)

* Clifford L. Alexander, Jr.	Director

* Patrick A. Burns	Senior Executive Vice President and General Counsel; Director

* Richard M. Cummins	Director

* Salvatore R. Curiale	Senior Executive Vice President, Technical Operations; Director

* Roselyn P. Epps, M.D.	Director

Signature	Title
* Earle H. Harbison, Jr.	Director

* Maurine Haver	Director

* Frances R. Hesselbein	Director

* William Kahn	Director

* William T. Knowles	Director

* LaSalle D. Leffall, Jr., M.D.	Director

* Connie Mack, III	Director

* Roger Porter	Director

* Dennis J. Reimer	Director

* Francis H. Schott	Director

* Elie Wiesel	Director

*By: /S/ MANFRED ALTSTADT Manfred Altstadt Attorney-in-Fact

List of Exhibits

10(b)  Independent Auditors' Consent

20(a)  Power of Attorney-William T. Knowles (1)

20(b)  Power of Attorney-Maurine Haver (1)

20(c)  Power of Attorney-Roger Porter (1)

(1) Incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement (No. 333-83413) of Separate Account No. 3, filed with the Commission on February 28, 2005.